                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      /X/        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      / /        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Under Rule 14a-12

                       THE TITAN CORPORATION
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                                                                   April 4, 2000

Dear Stockholder:

    This letter accompanies the Proxy Statement for our Annual Meeting on Tuesday, May 30, 2000, at Titan's offices located at 3033 Science Park Road, San Diego, California 92121, at 4:00 p.m. We hope that it will be possible for you to attend in person.

    At the meeting, the stockholders will be asked to elect nine directors to our Board of Directors and to ratify the board's selection of auditors. In addition, the stockholders will be asked to vote upon (i) an amendment to our certificate of incorporation to increase the number of authorized shares of our common stock from 100,000,000 shares to 200,000,000 shares (ii) an amendment to our certificate of incorporation to increase the number of authorized shares of our preferred stock from 2,500,000 to 5,000,000 (iii) the adoption of our 2000 Employee and Director Stock Option and Incentive Plan and (iv) the adoption of our 2000 Employee Stock Purchase Plan.

    We will also present a report on our operations and activities. Following the meeting, management will be pleased to answer your questions about Titan.

    The Notice of Meeting and Proxy Statement accompanying this letter describe the matters upon which stockholders will vote at the upcoming meeting, and we urge you to read these materials carefully.

    YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO SIGN AND RETURN YOUR PROXY CARDS OR DELIVER YOUR PROXY INSTRUCTIONS VIA THE INTERNET OR BY TELEPHONE SO WE CAN BE SURE OF A QUORUM TO VOTE ON THESE PROPOSALS FOR STOCKHOLDER ACTION. If you attend the meeting, you may revoke your proxy and vote in person, if you so desire.

                                          Sincerely,
                                          Gene W. Ray
                                          CHAIRMAN OF THE BOARD, PRESIDENT
                                          AND CHIEF EXECUTIVE OFFICER

       3033 SCIENCE PARK ROAD, SAN DIEGO CALIFORNIA 92121, (858) 552-9500

                             THE TITAN CORPORATION
                             3033 SCIENCE PARK ROAD
                          SAN DIEGO, CALIFORNIA 92121
                                 (858) 552-9500

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 30, 2000

                            ------------------------

To the Stockholders of The Titan Corporation:

    The Annual Meeting of Stockholders of The Titan Corporation will be held at Titan's offices at 3033 Science Park Road, San Diego, California 92121, on Tuesday, May 30, 2000, at 4:00 p.m., for the following purposes:

    1.  To elect nine directors for one-year terms;

    2. To consider and vote upon a proposed amendment to our certificate of incorporation to increase the number of shares of common stock Titan is authorized to issue from 100,000,000 to 200,000,000;

    3. To consider and vote upon a proposed amendment to our certificate of incorporation to increase the number of shares of preferred stock that Titan is authorized to issue from 2,500,000 to 5,000,000;

    4. To consider and vote upon Titan's 2000 Employee and Director Stock Option and Incentive Plan;

    5.  To consider and vote upon Titan's 2000 Employee Stock Purchase Plan;

    6. To consider and vote upon a proposal to ratify the selection of Arthur Andersen LLP as Titan's auditors for the fiscal year ending December 31, 2000; and

    7.  To transact such other business as may properly come before the meeting.

    Only stockholders of record at the close of business on April 3, 2000, will be entitled to vote at the meeting or any adjournment or postponement thereof.

                                          By order of the Board of Directors,

                                          Nicholas J. Costanza
                                          SENIOR VICE PRESIDENT, GENERAL COUNSEL
                                          AND SECRETARY

San Diego, California
April 4, 2000

To assure your vote is counted, we urge you to please vote using one of the following methods:

    - Mark, sign, date and promptly return the proxy in the enclosed postage-paid envelope prior to the meeting date;

    - Using a touch-tone telephone, call the toll-free number located on your Proxy Voting Instruction Form. Using your 12-digit control number located in the box on the right side of your Proxy Voting Instruction Form, cast your ballot; or

    - Vote over the Internet at www.proxyvote.com using the 12-digit control number located in the box on the right side of your Proxy Voting Instruction Form to cast your ballot.

If you attend the meeting, you may vote in person even though you have sent in your proxy or voted via the Internet or the toll-free number.

                             THE TITAN CORPORATION
                             3033 SCIENCE PARK ROAD
                          SAN DIEGO, CALIFORNIA 92121

                            ------------------------

                                PROXY STATEMENT
                            SOLICITATION OF PROXIES

    This proxy statement is furnished in connection with the solicitation by the board of directors of The Titan Corporation of proxies for the Annual Meeting of Stockholders to be held on Tuesday, May 30, 2000 at 4:00 p.m. or at any adjournment or postponement of the meeting.

    This proxy statement is being mailed to the holders of Titan's $1.00 cumulative convertible preferred stock and common stock, par value $0.01 per share. Only the holders of cumulative convertible preferred stock and common stock of record at the close of business on April 3, 2000 are entitled to vote at the meeting or any adjournment or postponement thereof. Each holder of cumulative convertible preferred stock is entitled to one-third of a vote per share. Each holder of common stock is entitled to one vote per share. The cumulative convertible preferred and common stock are voted as a single class.

    It is important that your shares of stock be represented at the annual meeting whether or not you plan to attend. Accordingly, you are asked to vote your shares by signing, dating and returning your proxy card, or using your touch-tone telephone or the Internet to deliver your proxy instructions. Shares cannot be voted at the meeting unless the stockholder is represented by proxy or is present in person.

    This Proxy Statement and the enclosed proxy card are being mailed to
shareholders beginning on or about April   , 2000.

                 QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

    Q:  WHY AM I RECEIVING THIS PROXY STATEMENT AND PROXY CARD?

    A: You are receiving a proxy statement and proxy card from us because you own shares of Titan's common stock and/or cumulative convertible preferred stock. This proxy statement describes issues on which we would like holders of the common stock and convertible preferred stock to vote and provides you with information on these issues so that you can make an informed decision.

    When a stockholder signs the proxy card, Gene W. Ray and Eric M. DeMarco are appointed as your representatives to vote your shares of common stock or cumulative convertible preferred stock at the meeting. At the meeting, Gene W. Ray and Eric M. DeMarco will vote your shares as you instruct on your proxy card. Even if you plan to attend the meeting, it is a good idea to complete, sign and return your proxy card in advance of the meeting just in case your plans change.

    If an issue comes up for vote at the meeting that is not on the proxy card, Gene W. Ray and. Eric M. DeMarco will vote your shares of common stock and cumulative convertible preferred stock covered by your proxy card in accordance with their best judgment.

    Q:  WHO IS ENTITLED TO VOTE?

    A: Only holders of common stock and cumulative convertible preferred stock who owned their shares at the close of business on April 3, 2000 are entitled to
vote at the meeting. On April 3, 2000, there were       shares of common stock
issued and outstanding and entitled to vote and       shares of cumulative
convertible preferred stock issued and outstanding and entitled to vote. You are welcome to attend the meeting even if you have voted by proxy.

    Q:  HOW DO THE STOCKHOLDERS VOTE THEIR SHARES?

    A: You may vote by mail by signing the enclosed proxy card and mailing it in the enclosed, prepaid and addressed envelope. You can also give your proxy via the Internet or by telephone by following the voting procedures in the enclosed instructions. Votes submitted via the Internet or by telephone must be received by 12:00 midnight, on May 29, 2000. Submitting your proxy via the Internet or by telephone will not affect your right to vote in person if you decide to attend the meeting.

    THE TELEPHONE AND INTERNET VOTING PROCEDURES ARE DESIGNED TO AUTHENTICATE STOCKHOLDERS' IDENTITIES, TO ALLOW STOCKHOLDERS TO GIVE THEIR VOTING INSTRUCTIONS AND TO CONFIRM THAT STOCKHOLDERS' INSTRUCTIONS HAVE BEEN RECORDED PROPERLY. IF YOU VOTE VIA THE INTERNET, YOU MAY INCUR COSTS ASSOCIATED WITH ELECTRONIC ACCESS, INCLUDING CHARGES FROM YOUR INTERNET ACCESS PROVIDER AND TELEPHONE COMPANY.

    You may vote your shares in person at the Meeting. We will pass out written ballots to anyone who wants, and is entitled, to vote at the Meeting. If you hold your shares in street name, you must request a legal proxy from your stockbroker in order to vote at the meeting.

    WE ENCOURAGE YOU TO EXAMINE YOUR PROXY CARD CLOSELY TO MAKE SURE YOU ARE VOTING ALL OF YOUR TITAN SHARES.

    Q: WHAT IF I CHANGE MY MIND AFTER I RETURN MY PROXY CARD OR VOTE VIA THE INTERNET OR BY TELEPHONE?

    A: You may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by signing another proxy card with new instructions with a later date or time, by delivering later proxy instructions via the Internet or by telephone or by voting at the meeting.

    Q: WILL MY SHARES BE VOTED IF I DO NOT RETURN MY PROXY CARD OR VOTE VIA THE INTERNET OR BY TELEPHONE?

    A: If you hold your shares in street name, generally the brokerage firm may only vote the shares which it holds for you in accordance with your instructions. However, if it has not received your instructions within ten days of the meeting, the brokerage firm may vote your shares on matters which the New York Stock Exchange determines to be routine. If the brokerage firm cannot vote on a particular matter because it is not routine, there is a "broker non-vote" on that matter. Abstentions and broker non-votes will be treated as shares present, in person or by proxy, and entitled to vote for purposes of determining a quorum at the meeting. ABSTENTIONS AND BROKER NON-VOTES WILL HAVE THE SAME EFFECT AS A NEGATIVE VOTE ON PROPOSALS 2, 3 AND 4.

    We encourage you to provide instructions to brokerage firms by voting their proxy. This ensures the shares will be voted at the meeting.

    YOU MAY HAVE GRANTED TO YOUR BROKER DISCRETIONARY VOTING AUTHORITY OVER YOUR ACCOUNT. YOUR BROKER MAY BE ABLE TO VOTE YOUR SHARES DEPENDING ON THE TERMS OF THE AGREEMENT YOU HAVE WITH YOUR BROKER.

    Q: HOW DO I VOTE MY TITAN 401(k), ESOP OR ESPP SHARES OR MY HORIZONS TECHNOLOGY, INC. 401(k) OR ESOP SHARES, OR MY DELFIN SYSTEMS 401(k) SHARES?

    A: You will receive separate Voting Instruction Cards for the shares of common stock allocated to you under the Titan 401(k) Plan, the Titan Employee Stock Ownership Plan, the Titan 2000 Employee Stock Purchase Plan, the Horizons Technology, Inc. 401(k) Plan, the Horizons Technology, Inc. Employee Stock Ownership Plan or the Delfin Systems 401(k) Plan. By completing the appropriate Voting Instruction Card, you provide voting instructions to the respective Trustee for the respective Plan for the shares of common stock you hold through the Titan 401(k) Plan, the Titan Employee Stock Ownership Plan, the Titan Employee Stock Purchase Plan, the Horizons Technology, Inc. 401(k) Plan, the Horizons Technology, Inc. Employee Stock Ownership Plan or the Delfin Systems 401(k) Plan.

    If the Trustee does not receive voting instructions from you, the Trustee may vote the shares of common stock under the Titan 401(k) Plan, the Titan Employee Stock Ownership Plan, the Titan Employee Stock Purchase Plan, the Horizons Technology, Inc. 401(k), the Horizons Technology, Inc. Employee Stock Ownership Plan or the Delfin Systems 401(k) Plan in the same proportion as the shares voted by all other respective Plan participants. If the Trustee receives a signed but not voted Voting Instruction Card, the Trustee will vote the shares of common stock according to the board's recommendations.

    Q:  HOW MANY VOTES ARE NEEDED TO HOLD THE MEETING?

    A: A majority of the voting power of Titan's outstanding shares of common stock and cumulative convertible preferred stock as of the record date must be present at the meeting in order to hold the meeting and conduct business.

    Q:  HOW MANY VOTES DO I HAVE?

    A. Each holder of cumulative convertible preferred stock is entitled to one-third of a vote for each share held. Each holder of common stock is entitled to one vote per share held.

    Q:  HOW ARE VOTES COUNTED?

    A: You may vote "for," "against" or "withheld" for each of the nominees to Titan's board of directors. You may vote "for," "against," or "abstain" on the amendment to our certificate of incorporation, the 2000 Employee and Director Stock Option and Incentive Plan, the 2000 Employee Stock Purchase Plan and the ratification of the selection of auditors. If you abstain from voting on each or any of the proposals, it has the same effect as a vote against that proposal. If you just sign your proxy card with no further instructions, your shares will be counted as a vote FOR each nominated director, FOR the amendment to our certificate of incorporation, FOR the 2000 Stock Option and Incentive Plan, FOR the 2000 Employee Stock Purchase Plan and FOR the ratification of the selection of auditors.

    Voting results are tabulated and certified by our transfer agent, American Stock Transfer & Trust Company.

    Q: HOW MANY VOTES MUST A NOMINEE TO THE BOARD OF DIRECTORS RECEIVE TO BE ELECTED AS A DIRECTOR?

    A: The nine nominees receiving the highest number of "For" votes will be elected as directors. This number is called a plurality and may be less than a majority of votes.

    Q: WHAT HAPPENS IF A NOMINEE FOR THE BOARD OF DIRECTORS CANNOT STAND FOR ELECTION?

    A: The Board may, by resolution, provide for a lesser number of directors or designate a substitute nominee. In the latter event, shares represented by proxies may be voted for a substitute nominee.

    Q: HOW MANY VOTES MUST BE CAST IN FAVOR OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION IN ORDER FOR IT TO BE APPROVED AND ADOPTED?

    A: The amendment to the certificate of incorporation requires the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy and entitled to vote at the meeting to pass.

    Q: HOW MANY VOTES MUST THE 2000 EMPLOYEE AND DIRECTOR STOCK OPTION AND INCENTIVE PLAN, THE 2000 EMPLOYEE STOCK PURCHASE PLAN AND THE RATIFICATION OF THE SELECTION OF AUDITORS RECEIVE IN ORDER TO PASS?

    A: These proposals must each receive the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy and entitled to vote at the meeting to pass.

    Q:  WHERE DO I FIND THE VOTING RESULTS OF THE MEETING?

    A: We will announce preliminary voting results at the meeting. We will publish the final results in our first quarterly report on Form 10-Q following the Annual Meeting, filed with the Securities and Exchange Commission. You can get a copy by contacting our Investor Relations Department at (858) 552-9848 or the Securities and Exchange Commission at (800) SEC-0330 for the location of the nearest public reference room, or through the EDGAR system at WWW.SEC.GOV.

    Q:  WHO PAYS THE COST OF THE SOLICITATION OF PROXIES?

    A: We will pay the costs of this proxy solicitation other than any expenses you incur to access the Internet or to use a touch-tone telephone to vote your shares. We will request banks, brokerage houses and other custodians, nominees or fiduciaries holding common stock or cumulative convertible preferred stock in their name to send proxy materials to, and obtain proxies from, their principals. We will reimburse them for reasonable expenses. We also retained Georgeson Shareholder Communications, Inc. to assist in the solicitation of proxies and will pay its fees estimated to be $8,500 plus expenses.

    Q: WHAT IS THE DEADLINE FOR SUBMITTING A STOCKHOLDER PROPOSAL FOR INCLUSION IN NEXT YEAR'S PROXY STATEMENT?

    A: Stockholder proposals intended to be presented at our 2001 annual meeting of stockholders must be received by the Secretary of Titan no later than December 1, 2000 to be considered for inclusion in our Proxy Statement relating to the 2001 meeting pursuant to Rule 14a-8 of the Securities and Exchange Commission.

    To be considered for inclusion in our Proxy Statement relating to the 2001 meeting, stockholder proposals submitted outside the Rule 14a-8 processes must be received by the Secretary of Titan no later than March 31, 2001 to be presented at the 2001 annual meeting of stockholders, and discretionary authority may be used if untimely submitted.

                        OWNERSHIP OF TITAN'S SECURITIES

    The following table presents information regarding beneficial ownership of Titan common stock as of March 21, 2000 that includes:

    - each person known by Titan to be the beneficial owner of more than 5% of the outstanding Titan common stock;

    - each director of Titan;

    - Titan's chief executive officer and the four most highly compensated executive officers of Titan in 1999 other than the chief executive officer;

    - All directors and executive officers of Titan as a group.

                                                                               AMOUNT AND
                                                                                NATURE OF    PERCENT
                                                                               BENEFICIAL       OF
IDENTITY OF OWNER OR GROUP(1)(2)                              TITLE OF CLASS    OWNERSHIP    CLASS(3)
--------------------------------                              --------------   -----------   --------
Charles R. Allen............................................    Common Stock      47,420(4)       *
Mellon C. Baird.............................................    Common Stock     250,036(4)       *
Herbert L. Bradley..........................................    Common Stock      10,805(4)       *
Joseph F. Caligiuri.........................................    Common Stock      38,500(4)       *
Eric M. DeMarco.............................................    Common Stock      94,316(4)       *
Daniel J. Fink..............................................    Common Stock      37,584(4)       *
Robert M. Hanisee...........................................    Common Stock      55,419(4)       *
Robert E. La Blanc..........................................    Common Stock      30,500(4)       *
David P. Porreca............................................    Common Stock       7,923(4)       *
Thomas G. Pownall...........................................    Common Stock      62,048(4)       *
Gene W. Ray.................................................    Common Stock     775,777(4)    1.54%
George A. Robinson..........................................    Common Stock     498,194(4)       *
James E. Roth...............................................    Common Stock      12,500(4)       *
All directors and executive officers as a group
  (19 Persons)..............................................    Common Stock   3,802,724(4)    7.45%

--------------------------

*   Less than 1%

(1) The address of each owner is: c/o The Titan Corporation, 3033 Science Park Road, San Diego, California 92121.

(2) The information regarding beneficial ownership of Titan common stock has been presented according to rules of the SEC and is not necessarily indicative of beneficial ownership for any other purpose. Under the SEC rules, beneficial ownership of Titan common stock includes any shares as to which a person has sole or shared voting power or investment power and also any shares which a person has the right to acquire within 60 days through the exercise of any stock option or other right. Under California and some other state laws, personal property owned by a married person may be community property that either spouse may manage and control. Titan has no information as to whether any shares shown in this table are subject to such community property laws.

(3) Percentage of beneficial ownership as to any person as of a particular date is calculated by dividing the number of shares beneficially owned by that person by the sum of the number of shares outstanding as of such date and the number of shares as to which that person has the right to acquire voting or investment power with respect to their shares. Information with respect to beneficial owners of more than 5% of the common stock is based upon the most recent Schedule 13D or Schedule 13G on file with the SEC.

(4) Including (A) 27,500, 249,502, 10,000, 22,500, 77,500, 27,500, 2,500,
    22,500, 7,500, 21,250, 467,500, 17,032, 2,500 and 1,220,159 shares subject to outstanding options held by Messrs. Allen, Baird, Bradley, Caligiuri, DeMarco, Fink, Hanisee, La Blanc, Porreca, Pownall, Ray, Robinson and Roth and all directors and officers as a group, respectively, which are currently exercisable or may become exercisable within 60 days after April 3, 2000; and (B) 534, 805, 1,496, 423, 75,935 and 121,686 shares held by the trustees of Titan's 401(k) Retirement Plan and 2000 Employee Stock Ownership Plan for the accounts of Messrs. Baird, Bradley, DeMarco, Porreca and Ray and all directors and officers as a group, respectively.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

    Nine directors are to be elected at the meeting, each to serve for a term of one year and until his successor shall be elected. The representatives appointed to vote the proxies intend to vote the proxy cards for the nominees whose names are listed below unless the proxy cards instruct the representatives to vote differently. All of the nominees are presently directors. The stockholders elected eight of the nine directors at Titan's last annual meeting. Titan has no reason to believe that the nominees for election will not be available to serve their full terms. However, the persons named in the proxy will have discretionary authority to vote for others if any nominee is unable or unwilling to serve.

    The nine nominees receiving the highest number of "For" votes will be elected as directors. This number is called a plurality and may be less than a majority of votes.

                       THE BOARD OF DIRECTORS RECOMMENDS
                     A VOTE IN FAVOR OF EACH NAMED NOMINEE.

INFORMATION CONCERNING NOMINEES

                                                                          YEAR
                                                                         FIRST
                                                                         BECAME
NAME                            AGE          PRINCIPAL OCCUPATION       DIRECTOR   OTHER CORPORATE DIRECTORSHIPS
----                          --------       --------------------       --------   -----------------------------
Charles R. Allen............     74      Retired Advisor, New Court       1989
                                         Partners, a venture capital
                                         unit of Rothschild, Inc.

Joseph F. Caligiuri.........     72      Retired Executive Vice           1984     Avnet, Inc.
                                         President of Litton
                                         Industries, Inc., diversified
                                         manufacturing

Daniel J. Fink..............     73      President of D. J. Fink          1985     Orbital Sciences Corporation;
                                         Associates, Inc., management              Magellan Corporation
                                         consulting

Robert M. Hanisee...........     61      Managing Director of Trust       1998     EDO Corporation; Illgen
                                         Company of the West                       Simulation Technologies

Robert E. La Blanc..........     66      President of Robert E. La        1996     Tribune Co.; Storage
                                         Blanc Associates, Inc.,                   Technology Corporation; A
                                         financial and technical                   family of Prudential Mutual
                                         consulting                                Funds; Salient Three
                                                                                   Communications, Inc., Charter
                                                                                   Semiconductor Manufacturing,
                                                                                   Ltd.

Thomas G. Pownall...........     78      Retired Chairman and Chief       1992
                                         Executive Officer of Martin
                                         Marietta Corporation

Dr. Gene W. Ray.............     61      Chairman, President and Chief    1981
                                         Executive Officer of Titan

George A. Robinson..........     62      Retired Chairman, President      2000
                                         and CEO of Advanced
                                         Communications Systems

James E. Roth...............     63      Former President & CEO of GRC    1998     Rangefire (formerly known as
                                         International, Inc.,                      EOS)
                                         Consultant for GRC, Boeing
                                         and Titan

    Mr. Allen was employed by TRW, Inc., a diversified manufacturing company, from 1955 to 1986, where he held a number of executive management positions, including director from 1972 to 1986 and Executive Vice President and Chief Financial Officer from 1977 to 1986.

    Mr. Caligiuri was employed by Litton Industries, Inc., a diversified manufacturing and services company, from 1969 to 1993, where he held a number of executive management positions, including Executive Vice President from September 1981 to April 1993.

    Mr. Fink was employed by General Electric Co. from 1967 to 1982, where he held a number of executive management positions, including Senior Vice President of Corporate Planning and Development, after which he founded and has been the President of D. J. Fink Associates, Inc., a management consulting firm.

    Mr. Hanisee is currently Chief Investment Officer for Asset Allocation in the Private Client Services Group of Trust Company of the West. He managed the Convertible Securities Group from 1992 to 1998, and had been Portfolio Manager for the Global Telecom Trust from September 1996 to October 1998. Mr. Hanisee was a founding partner of Amdec Securities, and later was President of Seidler Amdec Securities.

    Mr. La Blanc was a General Partner with Salomon Brothers, an investment banking firm, from 1969 to 1979. From 1979 to 1981 he was Vice Chairman of Continental Telecom, Inc., after which he founded and has been the President of Robert E. La Blanc Associates, Inc., a financial and technical consulting firm.

    Mr. Pownall was employed by Martin Marietta Corporation, a diversified manufacturing and services company, from 1963 to 1988 where he held a number of executive management positions, including director from September 1971 to April 1992, Chief Executive Officer from April 1982 to December 1987, and Chairman of the board of directors from January 1983 to April 1988.

    Dr. Ray was a co-founder of Titan Systems, Inc., the parent of which merged into Titan in 1985. He served as a director, Chief Executive Officer and President of Titan Systems from its inception in 1981 until the merger. He has been President and Chief Executive Officer of Titan since the merger and Chairman of the board since May of 1999.

    Mr. Robinson was a founder of Advanced Communications Systems and served as its Chairman, President and Chief Executive Officer from its inception in 1987 until its acquisition by Titan in February 2000. From 1986 to 1987, Mr. Robinson was Vice President for East Coast Operations of Advanced Digital Systems, Inc. Prior thereto, Mr. Robinson spent over 20 years as a civilian employee in the U.S. Navy Satellite Communication program, most recently as Deputy Director.

    Mr. Roth was employed by GRC International from July 1974 to June 1996, where he held key executive management positions including President and Chief Executive Officer from January 1992 to November 1998.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS AND DIRECTORS' FEES

    Titan's board of directors has an Audit Committee and a Compensation, Stock Option and Pension committee. The members of the Audit Committee are Mr. Allen, Chairman, and Messrs. Fink and Hanisee. This committee, which monitors Titan's basic accounting policies, reviews audit and management reports and makes recommendations regarding the appointment of the independent auditors, held three meetings during fiscal 1999. The members of the Compensation, Stock Option and Pension committee are Mr. Pownall, Chairman, and Messrs. Caligiuri, La Blanc and Roth. This committee, which deals with the hiring and election of corporate officers, salary and incentive compensation policies for officers and executives, and the granting of stock options and stock appreciation rights to employees, held three meetings during fiscal 1999.

    During fiscal 1999, the board of directors held ten meetings and took action by unanimous written consent on one occasion. With the exception of Mr. Caligiuri, each of the incumbent directors attended more than 75% of the meetings of the board and those committees on which he served during the year. Mr. Caligiuri attended 62% of the meetings.

    Directors who are not officers receive directors' fees at an annual rate of $38,000, paid quarterly, and $1,500 per meeting for each meeting attended in excess of five meetings per calendar year. Additionally, directors who serve as chairs to committees of the board receive $1,500 per quarter. In addition, each director received options to purchase 5,000 shares of our common stock upon his election to the board under the 1996 Directors' Stock Option and Equity Participation Plan of Titan and an additional 5,000 shares each following year at the fair market value on the date of the grant. Directors who are not also employees of Titan may elect to receive all or a portion of their annual directors' fees in common stock.

TITAN MANAGEMENT

    The executive officers of Titan and their respective positions with Titan and ages are set forth in the following table. Biographical information on each executive officer who is not a director is set forth following the table. There are no family relationships between any director or executive officer and other director or executive officer of Titan. Executive officers serve at the discretion of the board of directors.

EXECUTIVE OFFICERS

                                                                                                YEAR IN WHICH
NAME                                              POSITION                         AGE      HE/SHE BECAME OFFICER
----                                              --------                       --------   ---------------------
Gene W. Ray.................  President and Chief Executive Officer and             61               1981
                              Chairman of the Board

Mellon C. Baird.............  Senior Vice President and President and Chief         69               1998
                              Executive Officer of Titan Systems Corporation

Herbert L. Bradley..........  Senior Vice President and President and Chief         58               1999
                              Executive Officer of Titan Wireless, Inc.

Nicholas J. Costanza........  Senior Vice President, General Counsel and            44               1999
                              Secretary

Eric M. DeMarco.............  Executive Vice President and Chief Financial          36               1997
                              Officer and Treasurer

Louis L. Fowler.............  Vice President and Assistant Secretary                61               1989

Ronald B. Gorda.............  Senior Vice President                                 44               1994

Lawrence A. Oberkfell.......  Senior Vice President and President and Chief         46               1999
                              Executive Officer of Titan Scan Corp.

Deanna Hom Petersen.........  Vice President and Corporate Controller               32               1997

David P. Porreca............  Senior Vice President and President and Chief         58               2000
                              Executive Officer of Cayenta, Inc.

Dianne D. Scott.............  Vice President                                        50               1995

    The term of office of each executive officer is until his or her respective successor is elected and has been qualified, or until his or her death, resignation or removal. The board of directors elects officers annually at its first meeting following the Annual Meeting of Stockholders.

    Mr. Baird has been Senior Vice President of The Titan Corporation and President and Chief Executive Officer of Titan Systems Corporation since September 1998. Since November 1990 he has been President and Chief Executive Officer of Delfin Systems. From 1986 to 1990 Mr. Baird was President and Chief Executive Officer of Tracor. Prior thereto, Mr. Baird held senior positions at Eaton Corporation, Sanders Associates, Inc., F&M Systems Company, and
Varo, Inc.

    Mr. Bradley has been Senior Vice President of The Titan Corporation and President and Chief Executive Officer of Titan Wireless, Inc. since
January 1999. Prior thereto, he had been Executive Director of Product Development at Global One since February 1996. From February 1989 to
February 1996, Mr. Bradley was President of Sprint China, Sprint International.

    Mr. Costanza has been Senior Vice President, General Counsel and Secretary of The Titan Corporation since August of 1999. From 1980 to 1998, he served in several legal and other senior executive roles, including most recently as Vice President, Chief Administrative Officer, General Counsel and Secretary of Exide Electronics Group, Inc., a high technology public company. He was Executive Vice President, General Counsel and Secretary of Enfinity Corporation, an industry consolidation for initial public offering in 1998.

    Mr. DeMarco was Senior Vice President and Chief Financial Officer and Treasurer of The Titan Corporation from January 1997 to August 1998 and has been Executive Vice President and Chief Financial Officer and Treasurer since
August 1998. From June 1986 to January 1997 he was a Senior Manager with Arthur Andersen LLP.

    Mr. Fowler has been Vice President of The Titan Corporation since
September 1989. From March 1987 to September 1989 he served as Vice President of Titan Systems, Inc. Prior thereto, Mr. Fowler was Director of Contracts of Titan Systems, Inc. from March 1985 to March 1987.

    Mr. Gorda has been Senior Vice President of The Titan Corporation since February 1995 and Chief Operating Officer of Linkabit Wireless, Inc., since September 1997. He served as President of the Linkabit division of Titan from June 1993 to September 1997. From May 1994 to February 1995 he was a Vice President of Titan. From August 1991 to June 1993 he served as Senior Vice President of the SATCOM Systems business unit of the Linkabit division. Prior thereto, he was Senior Program Manager of the SATCOM Command and Control division of Rockwell International from April 1986 to July 1991.

    Mr. Oberkfell has been Senior Vice President of The Titan Corporation and President and Chief Executive Officer of Titan Scan Corp. since November 1999. From December 1995 to November 1999, he held various positions at Anchor Food Products, Inc., a manufacturer of frozen appetizers, most recently as Chief Executive Officer. From October 1992 to December 1995, he held various positions at Orval Kent Food Company, a refrigerated salad company, most recently as Chief Executive Officer.

    Ms. Petersen has been Corporate Controller of The Titan Corporation since December 1996 and Vice President of Titan since July 1998. From September 1993 to December 1996, Ms. Petersen was Corporate Manager of Operations Analysis with Titan. From January 1990 to September 1993 she was a Senior Auditor at Arthur Andersen LLP.

    Mr. Porreca has been Senior Vice President of The Titan Corporation since January 2000 and President and Chief Executive Officer of Cayenta, Inc. since January 1999. From June 1995 to December 1998, he served as Chief Executive Officer and Senior Member of an enterprise software consulting company, Transnational Partners II. From August 1989 to June 1995, he served as Chief Executive Officer of Expersoft Corporation, a software development and services company.

    Ms. Scott has been Vice President of The Titan Corporation since June 1995. From July 1992 to April 1995 she was an independent consultant. From April 1987 to June 1992 she was a principal with the Scott Group, Inc.

         REPORT OF THE COMPENSATION, STOCK OPTION AND PENSION COMMITTEE
              OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

    Titan's Compensation, Stock Option and Pension Committee has the duty to administer Titan's cash and equity-based executive compensation programs and to evaluate the overall performance of the executive officers.

COMPENSATION PHILOSOPHY

        Titan believes that there should be a direct relationship between executive compensation and value delivered to the stockholders. Titan implements this philosophy with a set of supporting principles:

    - Compensation must be fair.

        Titan strives to evaluate the relative contribution of its executive officers and to compensate them fairly in relationship to their individual contributions, to each other, and to their relative value in comparable companies.

    - Compensation must be competitive.

        Titan is committed to providing base salary programs that enable it to attract and retain the best available people. It maintains these programs by monitoring the competitive pay practices of other companies in similar businesses.

    - Compensation must be related to Company goals.

        Executive officers are rewarded based on overall Company performance and on individual performance. Company performance is evaluated by measuring the achievement of Company goals and business plans. Individual performance is measured by reviewing progress against specific personal objectives. Individual performance goals are established for each executive officer based upon his or her ability to effect overall company objectives. Such individual performance goals typically include business unit profitability, asset management, cost control, contract performance objectives and success in diversifying into commercial and international businesses as appropriate.

    - Compensation must motivate.

        The compensation program is designed to provide a direct link between performance and compensation. Realistic individual and Company performance targets provide the motivation to strive to meet or exceed performance goals.

COMPENSATION MEASUREMENT

Titan has a formal process to assist in the evaluation of performance and in the determination of compensation amounts for each of the executive officers. It is as follows:

        1. Early in the year, the board of directors approves the overall Company goals including earnings per share ("EPS") and cash flow. Individual performance goals are established for the executive officers by the President and CEO, and approved by the Committee. The President and CEO's goals are established by the Committee. Titan measurement goals of EPS and cash flow represent approximately two-thirds of the incentive opportunity for the President and CEO and other executive officers on the Corporate staff. The remaining one-third is tied to individual performance measures. In the case of executive officers with business unit responsibility, approximately half of the incentive compensation measurement is based upon individual business unit profitability and return on revenues, with the remainder equally split between overall Company goals and individual performance measures.

        2. Each executive officer is given feedback periodically during the year against these objectives.

        3. Upon review and recommendation of the Compensation, Stock Option and Pension Committee, and approval by the board of directors, each executive officer is rewarded according to the overall performance of Titan and according to the achievement of individual objectives.

TOTAL COMPENSATION

    Titan has a program of cash compensation and equity-based compensation. These programs apply equally to the President and CEO and all other executive officers.

CASH COMPENSATION

BASE SALARY COMPENSATION

    Base salary is set to allow Titan to attract and retain the people necessary for the successful operation and growth of Titan. Base salary is reviewed annually and is examined to determine compatibility with the pay practices of companies in similar businesses. Variable pay opportunity is established in keeping with the competitive environment. In March 2000, Dr. Ray's base salary was increased from $480,000 to $600,000 in recognition of his performance during the most recent fiscal year. The four other highest paid executive officers also received increases in their respective salaries in March 2000 in recognition of their performance during fiscal 1999.

INCENTIVE COMPENSATION

    The Committee believes that a substantial portion of the total compensation should be related to the overall performance of Titan as well as the individual contribution of each executive officer. As a result, much of the total compensation is "at risk."

    Under Titan's Incentive Plan, bonuses are paid to the President and CEO and each executive officer based on individual performance and the performance of Titan, with maximum incentive compensation ranging from 30% to 90% of base salary compensation. The maximum incentive compensation range is established based upon the individual's goals as well as to be consistent with maximum incentive compensation of similar businesses. A supplemental bonus is available to reward growth above Plan in Company EPS or unit profitability.

    The Incentive Compensation set forth in the accompanying table for the President and CEO and the other four highest paid executive officers was dependent on the achievement of Titan and individual performance goals for the periods shown. The variation in incentive compensation from year to year and from individual to individual reflects the executive officer's relative achievement of his/her performance objectives, as well as whether Titan goals were achieved. In March 2000, Dr. Ray and each of the other four highest paid executive officers received a bonus because of Titan's performance in 1999. In addition, to reward Dr. Ray's exemplary service, Titan contributed $500,000 in his name under Titan's Deferred Compensation Plan. This contribution is fully vested, but may only be withdrawn by Dr. Ray in the future subject to the terms of the plan.

    Additionally, in order to strengthen Dr. Ray's commitment to Titan and to provide an additional incentive to continue in its employ, Titan made a $500,000 loan, at a 6.49% annual interest rate, to Dr. Ray pursuant to a promissory note and loan agreement, the terms of which provide that the note shall be forgiven on the first anniversary of it being made unless Dr. Ray has previously resigned from the employ of Titan or been terminated for cause.

EQUITY BASED COMPENSATION

STOCK OPTION PROGRAMS

    Titan's Stock Option Program's purpose is to provide additional incentives to the executive officers to encourage their commitment to the maximization of stockholder value over the long term.

    Options are granted consistent with the responsibility and accountability of the recipient and the compensation philosophy previously expressed. Stock option grants afford a desirable long-term compensation method because they closely ally the interests of management with stockholder value.

    The option programs utilize a four-year vesting period to encourage executive officers to continue in the employ of Titan. During 1999, Dr. Ray was awarded an option to purchase 240,000 shares of the common stock at $9.75 per share in recognition of his performance in 1998. These options are granted at current market value and are available to all executive officers. The other four highest paid executive officers were awarded stock options as shown in the accompanying table.

    The Compensation, Stock Option and Pension Committee has evaluated the total compensation of the five highest paid executive officers in 1999 and has approved their compensation as reasonable and consistent with Titan's compensation philosophy.

    Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations for compensation over $1,000,000 paid for any fiscal year to the corporation's chief executive officer and four other most highly compensated executive officers as of the end of any fiscal year. However, performance-based compensation that has been approved by stockholders is excluded from the $1 million limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals and the board committee that establishes such goals consists only of "outside directors" as defined for purposes of Section 162(m). All of the members of the Compensation, Stock Option and Pension Committee qualify as "outside directors."

    The Compensation, Stock Option and Pension Committee intends to maximize the extent of tax deductibility of executive compensation under the provisions of
Section 162(m) so long as doing so is compatible with its determinations as to the most appropriate methods and approaches for the design and delivery of compensation to executive officers of the Corporation. For 1999, none of Titan's executive officers' compensation subject to the deductibility limits exceeded $1,000,000.

COMPENSATION, STOCK OPTION AND PENSION COMMITTEE

    Thomas G. Pownall, Chairman
    Joseph F. Caligiuri
    Robert E. La Blanc
    James Roth

March   , 2000

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

    The following table shows, for the fiscal years ended December 31, 1999, 1998 and 1997, the cash compensation paid by Titan and its subsidiaries, as well as certain other compensation paid or accrued for those years, to each of the most highly compensated executive officers of Titan in 1999 (the "Named Executive Officers") in all capacities in which they served.

                           SUMMARY COMPENSATION TABLE

                                                            ANNUAL             LONG-TERM
                                                         COMPENSATION        COMPENSATION
                                                     --------------------   ---------------    ALL OTHER
                                                     SALARY($)   BONUS($)      OPTIONS/       COMPENSATION
NAME AND PRINCIPAL POSITION                 YEAR        (A)        (B)      SARS (#) AWARDS     ($) (C)
---------------------------               --------   ---------   --------   ---------------   ------------
Gene W. Ray ............................    1999      473,654    450,000        240,000          59,509
  Chairman, President and Chief             1998      408,366    260,000        210,000          46,740
  Executive Officer                         1997      337,500    210,000        150,000          47,567

Eric M. DeMarco ........................    1999      257,092    225,000         70,000          40,541
  Executive Vice President and              1998      202,934    150,000         60,000          24,173
  Chief Financial Officer                   1997      144,830    100,000        100,000          18,684

Mellon C. Baird ........................    1999      270,728    160,000         50,000          33,102
  Senior Vice President                     1998      330,514    141,000         40,000          13,174
                                            1997      353,848          0          3,515           4,750

David P. Porreca .......................    1999      351,797    300,000         45,000          43,084
  Senior Vice President                     1998            0          0              0               0
                                            1997            0          0              0               0

Herbert L. Bradley .....................    1999      211,978    105,000         55,000          29,000
  Senior Vice President                     1998            0          0              0               0
                                            1997            0          0              0               0

------------------------

(A) Amounts shown include cash compensation earned and received by executive officers as well as amounts earned but deferred at the election of those officers.

(B) Amounts shown include bonus cash compensation earned by executive officers for each fiscal year whether received in the fiscal year in which it was earned or in the subsequent fiscal year.

(C) Amounts shown consist of (i) Titan's matching contribution to its 401(k) Retirement Plan; (ii) Titan's matching contribution to its Supplemental Retirement Plan for Key Executives; (iii) Titan's contribution to its Employee Stock Ownership Plan and (iv) interest earned in Titan's Supplemental Retirement Plan for Key Executives that exceeded 120% of the applicable federal long-term rate with compounding (as prescribed under Section 1274(d) of the Internal Revenue Code). Amounts shown for fiscal year 1999 for each Named Executive Officer consist of the following elements of compensation: Dr. Ray: (i) $8,000; (ii) $40,000; (iii) $9,692; and
    (iv) $1,817; Mr. De Marco: (i) $8,000, (ii) $21,000, (iii) $11,334 and
    (iv) $207; Mr. Baird: (i) $8,000; (ii) $25,002; (iii) $0; and (iv) $100;
    Mr. Porreca: (i) $8,000; (ii) $35,000; (iii) $0; and (iv) $84; and
    Mr. Bradley: (i) $8,000; (ii) $21,000; (iii) 0; and (iv) $0.

STOCK OPTIONS

    The following table contains information concerning the grant of stock options made during fiscal 1999 under Titan's long-term incentive program to the Named Executive Officers:

                     OPTION GRANTS IN LAST FISCAL YEAR (A)

                                                                                     POTENTIAL REALIZABLE
                                                                                       VALUE AT ASSUMED
                                              INDIVIDUAL GRANTS                         ANNUAL RATES OF
                           -------------------------------------------------------        STOCK PRICE
                                      % OF TOTAL OPTIONS                               APPRECIATION FOR
                           OPTIONS        GRANTED TO        EXERCISE                    OPTION TERM (F)
                           GRANTED    EMPLOYEES IN FISCAL     PRICE     EXPIRATION   ---------------------
NAME                         (B)           YEAR (C)         ($/SH)(D)    DATE (E)     5% ($)      10% ($)
----                       --------   -------------------   ---------   ----------   ---------   ---------
Gene W. Ray..............  240,000              21.5%         9.750     08/11/2009   1,471,613   3,729,357

Eric M. DeMarco..........   70,000              6.14%         9.750     08/11/2009     429,220   1,087,729

Mellon C. Baird..........   50,000              4.39%         9.750     08/11/2009     306,586     776,949

David P. Porreca ........   30,000              2.63%         5.688     02/17/2009     107,314     271,956
                            15,000              1.32%         9.750     08/11/2009      91,975     233,084

Herbert L. Bradley ......   40,000              3.51%         5.063     01/04/2009     127,331     322,712
                            15,000              1.32%         9.750     08/11/2009      91,975     233,084

------------------------

(A) No SARs were granted to any of the Named Executive Officers during the last fiscal year.

(B) Options granted in 1999 are exercisable starting 12 months after grant date, with 25% of the options becoming exercisable at that time and with an additional 25% of the options becoming exercisable on each successive anniversary date, with full vesting occurring on the fourth anniversary date.

(C) In 1999, employees of Titan received stock options covering a total of 1,140,000 shares.

(D) The exercise price and tax withholding obligations related to exercise may be paid by delivery of already owned shares or by offset of the underlying shares, subject to certain conditions.

(E) The options were granted for a term of 10 years, subject to earlier termination in certain events related to termination of employment.

(F) Present value was calculated using an assumed annual compounded growth over the term of the option of 5% and 10%, respectively. Use of this model should not be viewed in any way as a forecast of the future performance of Titan's stock, which will be determined by future events and unknown factors.

OPTION EXERCISES AND HOLDINGS

    The following table sets forth information with respect to the Named Executive Officers concerning the exercise of options during the last fiscal year and unexercised options held as of the end of the fiscal year.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR,
                          AND FY-END OPTION VALUE (A)

                                                                                       VALUE OF UNEXERCISED
                               SHARES                    NUMBER OF UNEXERCISED         IN-THE-MONEY OPTIONS
                              ACQUIRED      VALUE        OPTIONS AT FY-END (#)           AT FY-END ($)(C)
                                 ON        REALIZED   ---------------------------   ---------------------------
NAME                        EXERCISE (#)    ($)(B)    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                        ------------   --------   -----------   -------------   -----------   -------------
Gene W. Ray...............     3,600       154,800      463,900        502,500      19,694,225     20,112,907

Eric M. DeMarco...........        --            --       65,000        165,000       2,769,095      6,667,895

Mellon C. Baird...........        --            --      246,007         83,495      11,370,053      3,333,580

David P. Porreca..........        --            --           --         45,000              --      1,812,195

Herbert L. Bradley........        --            --           --         55,000              --      2,253,445

------------------------

(A) No SARs were owned or exercised by any of the Named Executive Officers during the last fiscal year.

(B) Market value of underlying securities on date of exercise, minus the exercise or base price.

(C) Market value of underlying securities at year-end, minus the exercise or base price.

AGREEMENTS WITH EXECUTIVE OFFICERS

    In addition to the other compensation arrangements described elsewhere in this Proxy Statement, Titan has entered into agreements with Dr. Ray and Eric Demarco (each hereinafter referred to as the "Executive") to reinforce and encourage their continued dedication without distraction arising from the possibility of a change in control of Titan. The terms of the agreements provide that, in the event of a Change in Control (as defined), and the termination of the Executive's employment at any time during the three-year period thereafter by Titan other than for cause (as defined) or by the Executive for good reason, the Executive will be paid a lump sum amount equal to three times his base salary plus maximum annual bonus. Additionally, the Executive will receive a prorated bonus for the year of termination and continuation of medical and dental benefits covering the Executive and his dependents for three years following the termination.

    Under the agreements, Change in Control is deemed to have occurred in the event of (i) the acquisition by any person, together with its affiliates, of beneficial ownership of voting securities of Titan possessing 20% or more of the combined voting power of Titan's outstanding voting securities, (ii) the majority of the members of the board being comprised of individuals other than those who were members at the time of execution of the agreements, unless the new members elected were approved or nominated by a majority of the members of the then-incumbent board or (iii) the consummation of a merger, reorganization, consolidation or sale or other disposition of all or substantially all of the assets of Titan, subject to certain exceptions.

    Additionally, in connection with the hiring and related relocation of Mr. Oberkfell as Titan's Senior Vice President, and President and Chief Executive Officer of Titan Scan Corp., Titan made a loan to Mr. Oberkfell in the amount of $375,000, accruing interest at a rate of 6.49% annually, pursuant to a promissory note and loan agreement. The terms of this loan provide that at the end of each full-year of service, $75,000 of the principal amount then owed, will be forgiven. At the end of Mr. Oberkfell's fifth full year of service, the remaining principal balance, together will all accrued interest, will be forgiven. In the event that Mr. Oberkfell is termnated for cause or resigns, he must repay the remaining principal balance and all accrued interest. In the event that Mr. Oberkfell is terminated without cause, the entire remaining principal balance, together with all accrued interest, will be forgiven.

PERFORMANCE GRAPH

                  COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN
                          AMONG THE TITAN CORPORATION,
         NEW YORK STOCK EXCHANGE MARKET INDEX AND INDUSTRY GROUP INDEX

------------------------

(1) The above graph compares the performance of The Titan Corporation with that of the New York Stock Exchange Market Index and the MG Industry Group 171--Electronics Equipment Manufacturers Index, which is a published industry group index.

(2) The comparison of total return on investment (change in year-end stock price plus reinvested dividends) for each of the periods assumed that $100 was invested on December 31, 1994 in each of The Titan Corporation, the New York Stock Exchange Market Index and the MG Industry Group 171--Electronics Equipment Manufacturers Index with investment weighted on the basis of market capitalization. Titan's stock price was $47.3125 per share on December 31, 1999.

                               PROPOSALS 2 AND 3
              APPROVAL OF INCREASE IN NUMBER OF AUTHORIZED SHARES
                      OF COMMON STOCK AND PREFERRED STOCK

    The Board of Directors has adopted, subject to stockholder approval, an amendment to Titan's certificate of incorporation to increase Titan's authorized number of shares of common stock from 100,000,000 shares to 200,000,000 shares and an amendment to increase the authorized number of shares of preferred stock from 2,500,000 to 5,000,000.

    PRINCIPAL EFFECTS OF THE AMENDMENTS. The additional common stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding common stock of Titan. Adoption of the proposed amendments and issuance of the common stock would not affect the rights of the holders of currently outstanding common stock or cumulative convertible preferred stock of Titan, except for effects incidental to potential future increases in the number of shares of Titan's common stock outstanding, such as dilution of the earnings per share and voting rights of current holders of common stock and cumulative convertible preferred stock.

    Of the 2,500,000 additional shares of preferred stock to be authorized, will be designated series a junior participating preferred stock under our rights plan and will have no effect unless the rights become exercisable under the rights agreement dated as of August 21, 1995 between us and American
Stock Transfer and Trust Company, as rights agent. The remaining       shares of
preferred stock will be available for future issuance. Subject to limitations imposed by law or our certificate of incorporation, the board of directors will be empowered to determine:

    - the designation of and the number of shares constituting a series of preferred stock;

    - the dividend rate, if any, for the series;

    - the terms and conditions of any voting and conversion rights for the series, if any;

    - the number of directors, if any, which the series shall be entitled to elect;

    - the amounts payable on the series upon liquidation, dissolution or winding-up;

    - the redemption prices and terms applicable to the series, if any; and

    - the preferences and relative rights among the series of preferred stock.

These rights, preferences and privileges and limitations of preferred stock could adversely affect the rights and holders of our common stock. The board of director's ability to issue preferred stock could discourage unsolicited acquisition proposals or make it more difficult for a third party to gain control of Titan or could adversely affect the value of our common stock.

    If the amendment is adopted, it will become effective upon filing the certificate of amendment with the Secretary of State of the State of Delaware.

    As of March 21, 2000, of the 100,000,000 shares of common stock presently authorized, 50,626,857 shares were issued and outstanding, 463,233 shares were reserved for issuance upon the conversion of the cumulative convertible preferred stock, 5,037,783 shares were reserved for issuance upon the conversion of the 5 3/4% convertible senior subordinated debentures due February 15, 2030 held by Titan Capital Trust, 3,852,616 shares were reserved for issuance under Titan's stock option plans and stock purchase plans as of December 31, 1999
(excluding the 2000 plans presented for stockholder approval) and       shares
were unissued and unreserved.

    REASONS FOR THE AMENDMENTS. The additional shares of common stock and preferred stock may be used, without further stockholder approval, for various purposes including, expanding our business or product lines through the acquisition of other businesses or products, future splits of the common stock, raising capital, providing equity incentives to employees, officers or directors and establishing strategic relationships with other companies. The size of the proposed increase in authorized common stock will give Titan's board of directors the broad latitude to authorize the issuance of additional shares of common stock for these purposes without stockholder approval. The increase in the preferred stock will give the board of directors the discretion, without stockholder approval, to issue preferred securities as part of its capital raising and in other strategic transactions.

    From time to time Titan considers strategic transactions and alternatives with the goal of maximizing stockholder value. For example, on February 25, 2000 Titan completed the acquisition of Advanced Communications Systems in a stock-for-stock pooling of interest transaction. Titan issued approximately 5,071,000 shares of common stock and assumed outstanding options to acquire approximately 263,000 shares of Titan common stock. Titan will continue to evaluate other potential strategic transactions and alternatives that we believe may enhance stockholder value. These additional potential transactions may include a variety of different business arrangements, including acquisitions, spin-offs, strategic partnerships, joint ventures, restructurings, divestitures, business combinations and investments. The additional shares that would become available for issuance if this proposal were adopted may be used in connection with these potential transactions. We cannot assure you that we will consummate any transaction on favorable terms or at all, that they will in fact enhance stockholder value or that they will not adversely affect Titan's business or the trading price of our stock. We may incur non-recurring or other charges relating to these transactions and the integration of acquired businesses may pose significant challenges and/or management and business disruptions, any of which could materially and adversely affect Titan's business and financial results.

    The additional shares of common stock and preferred stock that would become available for issuance if the proposals were adopted could also be used by Titan to oppose a hostile takeover attempt or delay or prevent changes in control or management of Titan. For example, without further stockholder approval, the board of directors could strategically sell shares of common stock or preferred stock in a private transaction to purchasers who would oppose a takeover or favor the current board. The board of directors is not currently aware of any hostile overtures or attempts to acquire Titan and these proposals were not preempted by any hostile threat. Nevertheless, stockholders should be aware that approval of the proposals could facilitate future efforts by Titan to deter or prevent changes in control of Titan, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

    Titan does not contemplate seeking stockholder approval for any future issuances of capital stock unless required to do so by an obligation imposed by applicable law, a regulatory authority or a third party. Under Titan's certificate of incorporation, no stockholder is entitled to preemptive rights with respect to any future issuances of capital stock. The board of directors believes the proposed increase in the authorized common stock will make a sufficient number of shares available should Titan decide to use its shares for one or more of such previously mentioned purposes or otherwise. Titan reserves the right to seek a further increase in authorized shares from time to time in the future as considered appropriate by the board of directors.

    Titan's audited consolidated financial statements, management's discussion and analysis of financial condition and results of operations, and certain supplementary financial information are incorporated by reference to pages
through   of Titan's most recent Annual Report on Form 10-K as filed with the
Securities and Exchange Commission on March             , 2000 and included as a
supplement to Titan's 1999 annual report to stockholders.

    The affirmative vote of the holders of a majority of the voting power of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve this amendment to Titan's certificate of incorporation. As a result, abstentions and broker non-votes will have the same effect as negative votes.

                       THE BOARD OF DIRECTORS RECOMMENDS
                            A VOTE "FOR" PROPOSAL 2.

                                   PROPOSAL 4
   APPROVAL OF THE 2000 EMPLOYEE AND DIRECTOR STOCK OPTION AND INCENTIVE PLAN

    In February 2000, the Board of Directors adopted Titan's 2000 Employee and Director Stock Option and Incentive Plan (the "2000 Incentive Plan"), subject to stockholder approval. There are four million shares of common stock reserved for issuance under the 2000 Incentive Plan.

    We are asking our stockholders to approve our 2000 Incentive Plan as we believe that approval of the plan is essential to our continued success. The purpose of the 2000 Incentive Plan is to attract and to encourage the continued employment and service of, and maximum efforts by, officers, key employees and other key individuals by offering those persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Titan. In the judgment of the board of directors, an initial or increased grant under the 2000 Incentive Plan will be a valuable incentive and will serve to the ultimate benefit of stockholders by aligning more closely the interests of 2000 Incentive Plan participants with those of the stockholders.

    There are currently no participants in the 2000 Incentive Plan. Because participation and the types of awards under the 2000 Incentive Plan are subject to the discretion of the compensation committee, the benefits or amounts that will be received by any participant or groups of participants if the 2000 Incentive Plan is approved are not currently determinable.

    The affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required to approve the 2000 Incentive Plan. Unless otherwise indicated, properly executed proxies will be voted in favor of Proposal 2 to approve the amendment of the 2000 Incentive Plan.

DESCRIPTION OF THE PLAN

    A description of the provisions of the 2000 Incentive Plan is set forth below. This summary is qualified in its entirety by the detailed provisions of the 2000 Incentive Plan, a copy of which is attached as Appendix B to this Proxy Statement.

    ADMINISTRATION. The 2000 Incentive Plan is administered by the Compensation, Stock Option and Pension Committee. Subject to the terms of the plan, the Compensation, Stock Option and Pension Committee may select participants to receive awards, determine the types of awards and terms and conditions of awards, and interpret provisions of the plan. The term of each stock option is fixed by the Compensation, Stock Option and Pension Committee and may not exceed 10 years from the date of grant. The Compensation, Stock Option and Pension Committee determines at what time or times each option may be exercised and the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments. The exercisability of options may be accelerated by the Compensation, Stock Option and Pension Committee.

    The board of directors may terminate or amend the plan at any time and for any reason. However, amendments will be submitted for stockholder approval to the extent required by the Internal Revenue Code or other applicable laws.

    OPTIONS. The 2000 Incentive Plan permits the granting of options to purchase shares of common stock intended to qualify as incentive stock options under the Internal Revenue Code and stock options that do not qualify as incentive stock options.

    The exercise price of each stock option may not be less than 100% of the fair market value of our common stock on the date of grant. In the case of certain 10% stockholders who receive incentive stock options, the exercise price may not be less than 110% of the fair market value of our common stock on the date of grant. An exception to these requirements is made for options that Titan grants in substitution for options held by employees of companies that Titan acquires. In such a case the exercise price is adjusted to preserve the economic value of the employee's stock option from his or her former employer.

    OTHER AWARDS. The Compensation, Stock Option and Pension Committee may also award:

    - shares of common stock subject to restrictions.

    - deferred stock, credited as deferred stock units, but ultimately payable in the form of unrestricted shares of common stock in accordance with the participant's deferral election.

    - common stock units subject to restrictions.

    - shares of common stock at no cost or for a purchase price determined by the Compensation, Stock Option and Pension Committee which are free from any restrictions under the 2000 Incentive Plan. Unrestricted shares of common stock may be issued to participants in recognition of past services or other valid consideration, and may be issued in lieu of cash compensation to be paid to participants.

    - dividend equivalent rights entitling the recipient to receive credits for dividends that would be paid if the recipient had held a specified number of shares of common stock.

    - a right to receive a number of shares or, in the discretion of the Compensation, Stock Option and Pension Committee, an amount in cash or a combination of shares and cash, based on the increase in the fair market value of the shares underlying the right during a stated period specified by the Compensation, Stock Option and Pension Committee.

    - a right to receive a number of shares, subject to the attainment of specified performance goals (summarized in the next paragraph and detailed below).

    - performance and annual incentive awards, ultimately payable in stock or cash, as determined by the compensation committee. The compensation committee may grant multi-year and annual incentive awards subject achievement of specified goals. The compensation committee may specify the amount of the incentive award as a percentage of these business criteria, a percentage in excess of a threshold amount or as another amount which need not bear a strictly mathematical relationship to these business criteria. The compensation committee may modify, amend or adjust the terms of each award and performance goal. Awards to individuals who are covered under section 162(m) of the Internal Revenue Code, or who the compensation committee designates as likely to be covered in the future; must comply with the requirement that payments to such employees qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code. In modifying, amending or adjusting the terms of an award to covered employees (or likely covered employees), the compensation committee may not take any action with respect to the employee that would cause any payment to the employee to fail to qualify as performance-based compensation under section 162(m) of the Internal Revenue Code.

    EFFECT OF CERTAIN CORPORATE TRANSACTIONS. Certain change of control transactions involving us, such as a sale of the company, may cause awards granted under the 2000 Incentive Plan to vest, unless the awards are continued or substituted for in connection with the change of control transaction.

    ADJUSTMENTS FOR STOCK DIVIDENDS AND SIMILAR EVENTS. The Compensation, Stock Option and Pension Committee will make appropriate adjustments in outstanding awards and the number of shares available for issuance under the 2000 Incentive Plan, including the individual limitations on awards, to reflect common stock dividends, stock splits and other similar events.

    SECTION 162(m) OF THE INTERNAL REVENUE CODE. Section 162(m) of the Internal Revenue Code limits publicly-held companies such as Titan to an annual deduction for federal income tax purposes of $1,000,000 for compensation paid to their chief executive officer and the four highest compensated executive officers (other than the chief executive officer) determined at the end of each year (the "covered employees"). However, performance-based compensation is excluded from this limitation. The 2000 Incentive Plan is designed to permit the Compensation, Stock Option and Pension Committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m).

    To qualify as performance-based:

     i. the compensation must be paid solely on account of the attainment of one or more pre-established, objective performance goals;

     ii. the performance goal under which compensation is paid must be established by a Compensation, Stock Option and Pension Committee comprised solely of two or more directors who qualify as outside directors for purposes of the exception;

    iii. the material terms under which the compensation is to be paid must be disclosed to and subsequently approved by stockholders of the corporation before payment is made in a separate vote; and

     iv. the Compensation, Stock Option and Pension Committee must certify in writing before payment of the compensation that the performance goals and any other material terms were in fact satisfied.

    In the case of compensation attributable to stock options, the performance goal requirement (summarized in (i) above) is deemed satisfied, and the certification requirement (summarized in (iv) above) is inapplicable, if the grant or award is made by the Compensation, Stock Option and Pension Committee; the plan under which the option is granted states the maximum number of shares with respect to which options may be granted during a specified period to an employee; and under the terms of the option, the amount of compensation is based solely on an increase in the value of the stock after the date of grant.

    One or more of the following business criteria, on a consolidated basis, and/or with respect to specified subsidiaries or business units (except with respect to the total stockholder return and earnings per share criteria), are used exclusively by the Compensation, Stock Option and Pension Committee in establishing performance goals:

    - total stockholder return;

    - such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor's 500 Stock Index;

    - net income;

    - pretax earnings;

    - earnings before interest expense, taxes, depreciation and amortization;

    - pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items;

    - operating margin;

    - earnings per share;

    - return on equity;

    - return on capital;

    - return on investment;

    - operating earnings;

    - working capital; and

    - ratio of debt to stockholders' equity.

    Under the Internal Revenue Code, a director is an "outside director" if he or she is not a current employee of the corporation; is not a former employee who receives compensation for prior services (other than under a qualified retirement plan); has not been an officer of the corporation; and does not receive, directly or indirectly (including amounts paid to an entity that employs the director or in which the director has at least a five percent ownership interest), remuneration from the corporation in any capacity other than as a director.

    The maximum number of shares subject to options that can be awarded under the 2000 Incentive Plan to any person is 300,000 per year. The maximum number of shares that can be awarded under the 2000 Incentive Plan to any person, other than pursuant to an option, is 300,000 per year. The maximum amount that may be earned as an annual incentive award or other cash award in any fiscal year by any one person is $1,000,000 and the maximum amount that may be earned as a performance award or other cash award in respect of a performance period by any one person is $3,000,000.

FEDERAL INCOME TAX CONSEQUENCES OF THE 2000 INCENTIVE PLAN

    INCENTIVE STOCK OPTIONS. The grant of an option will not be a taxable event for the grantee or for us. A grantee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of our common stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the grantee holds the shares for at least two years after the date of grant and for one year after the date of exercise (the "holding period requirement"). We will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.

    For the exercise of an option to qualify for the foregoing tax treatment, the grantee generally must be our employee or an employee of one of our subsidiaries from the date the option is granted through a date within three months before the date of exercise of the option.

    If all of the foregoing requirements are met except the holding period requirement mentioned above, the grantee will recognize ordinary income upon the disposition of the common stock in an amount generally equal to the excess of the fair market value of the common stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. We will be allowed a business expense deduction to the extent the grantee recognizes ordinary income, subject to our compliance with Section 162(m) of the Internal Revenue Code and to certain reporting requirements.

    NON-QUALIFIED OPTIONS. The grant of an option will not be a taxable event for the grantee or us. Upon exercising a non-qualified option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified option, the grantee will have taxable gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

    If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

    RESTRICTED STOCK. A grantee who is awarded restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of common stock are subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the common stock on the date of the award, determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the fair market value of the common stock on the date the restrictions lapse will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse. We generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the grantee in the year the grantee is taxed on the income.

    DEFERRED COMMON STOCK. There are no immediate tax consequences of receiving an award of deferred common stock under the 2000 Incentive Plan. A grantee who is awarded deferred common stock will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the distribution date(s) under the deferral election, reduced by the amount, if any, paid for such shares. We generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the grantee in the year the grantee is taxed on the income.

    RESTRICTED STOCK UNITS. There are no immediate tax consequences of receiving an award of restricted common stock units under the 2000 Incentive Plan. A grantee who is awarded restricted common stock units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the end of the restriction period or, if later, the payment date. We generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the grantee in the year the grantee is taxed on the income.

    UNRESTRICTED COMMON STOCK. Participants who are awarded unrestricted common stock will be required to recognize ordinary income in an amount equal to the fair market value of the shares on the date of the award, reduced by the amount, if any, paid for such shares. We generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the grantee in the year the grantee is taxed on the income.

    DIVIDEND EQUIVALENT RIGHTS. Participants who receive dividend equivalent rights will be required to recognize ordinary income in an amount distributed to the grantee pursuant to the award. We generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the grantee in the year the grantee is taxed on the income.

    STOCK APPRECIATION RIGHTS. There are no immediate tax consequences of receiving an award of stock appreciation rights under the 2000 Incentive Plan. Upon exercising a stock appreciation right, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

    PERFORMANCE SHARE AWARDS. There are no immediate tax consequences of receiving an award of performance shares under the 2000 Incentive Plan. A grantee who is awarded performance shares will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee pursuant to the award, reduced by the amount, if any, paid for such shares. We generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the grantee in the year the grantee is taxed on the income.

    Upon a grantee's disposition of performance shares, any gain realized in excess of the amount reported as ordinary income will be reportable by the grantee as a capital gain, and any loss will be reportable as a capital loss. Capital gain or loss will be long-term if the grantee has held the shares for at least one year. Otherwise, the capital gain or loss will be short-term.

    PERFORMANCE AND ANNUAL INCENTIVE AWARDS. The award of a performance or annual incentive award will have no federal income tax consequences for us or for the grantee. The payment of the award is taxable to a grantee as ordinary income. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

                               NEW PLAN BENEFITS
           2000 EMPLOYEE AND DIRECTOR STOCK OPTION AND INCENTIVE PLAN

NAME AND POSITION(1)                            NUMBER OF SHARES UNDERLYING OPTIONS GRANTED
--------------------                           ---------------------------------------------
All Executive Officers as a Group............
All Non-Executive Officer Employees as a
  Group......................................
[All Non-Employee Directors as a Group]......

     [ANY PERSON WHO RECEIVED OR IS TO RECEIVE MORE THAN 5% OF SUCH SHARES--SEE
                       SCHEDULE 14A, ITEM 10(B)(2)(II).]

    The affirmative vote of the holders of a majority of the voting power of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the 2000 Incentive Plan. As a result, abstentions and broker non-votes will have the same effect as negative votes.

                     THE BOARD RECOMMENDS THAT STOCKHOLDERS
              VOTE "FOR" THE ADOPTION OF THE 2000 INCENTIVE PLAN.

                                   PROPOSAL 5
               APPROVAL OF THE 2000 EMPLOYEE STOCK PURCHASE PLAN

    In February 2000, the board of directors adopted Titan's 2000 Employee Stock Purchase Plan ("2000 Employee Stock Purchase Plan"), subject to stockholder approval. There are one million five hundred thousand shares of common stock reserved for issuance under the 2000 Employee Stock Purchase Plan.

    The Board of Directors has approved and is proposing for stockholder approval the 2000 Employee Stock Purchase Plan. The purpose of the
2000 Employee Stock Purchase Plan is to enable eligible employees and officers of Titan or any of its subsidiaries, through payroll deductions, to purchase shares of Titan's common stock and thus to encourage stock ownership by employees and officers of Titan and to encourage the continued employment of employees and officers of Titan.

EMPLOYEE STOCK PURCHASE PLAN

    A description of the provisions of the 2000 Employee Stock Purchase Plan is set forth below. This summary is qualified in its entirety by the detailed provisions of the 2000 Employee Stock Purchase Plan, a copy of which is attached as Appendix C to this Proxy Statement.

    Under the 2000 Employee Stock Purchase Plan, one million five hundred thousand shares of common stock are available for purchase by eligible employees of Titan or any of its subsidiaries. The 2000 Employee Stock Purchase Plan permits eligible employees to elect to have a portion of their pay deducted by Titan to purchase shares of common stock of Titan. In the event there is any increase or decrease in common stock without receipt of consideration by Titan (for instance, by a recapitalization or stock split), there may be a proportionate adjustment to the number and kinds of shares that may be purchased under the 2000 Employee Stock Purchase Plan. Generally, payroll deductions will be accumulated during the period beginning on the first day of the first payroll period commencing in January of each year and ending on the last day of the last payroll period ending in December of the year. This period is known as the
offering period. The offering period is expected to begin in             of
2000.

    The 2000 Employee Stock Purchase Plan will be administered by the Compensation, Stock Option and Pension Committee. The Compensation, Stock Option and Pension Committee has the authority to interpret the 2000 Employee Stock Purchase Plan, to prescribe, amend and rescind rules relating to it, and to make all other determinations necessary or advisable in administering the 2000 Employee Stock Purchase Plan. All of the committee's determinations will be final and binding.

    Any employee of Titan or subsidiary may participate in the 2000 Employee Stock Purchase Plan, except the following, who are ineligible to participate:
(a) an employee who has been employed by Titan or subsidiary for less than one month as of the beginning of a offering period; (b) an employee whose customary employment is for less than five months in any calendar year; (c) an employee whose customary employment is 20 hours or less per week; and (d) an employee who, after exercising his or her rights to purchase stock under the 2000 Employee Stock Purchase Plan, would own stock (including stock that may be acquired under any outstanding options) representing five percent or more of the total combined voting power of all classes of stock of Titan. An employee must be employed on the last day of the offering period in order to acquire stock under the 2000 Employee Stock Purchase Plan unless the employee has retired, died or become disabled, been laid off or is on an approved leave of absence.

    An eligible employee may become a participant in the 2000 Employee Stock Purchase Plan by completing an election to participate in the 2000 Employee Stock Purchase Plan authorizing Titan to have deductions made from pay on each pay day following enrollment in the 2000 Employee Stock Purchase Plan. The deductions will be credited to the employee's account under the 2000 Employee Stock Purchase Plan. An employee may not during any offering period change his or her percentage of payroll deduction for that offering period, nor may an employee withdraw any contributed funds other than by terminating participation in the 2000 Employee Stock Purchase Plan (as described below). A participating employee may terminate payroll deductions at any time.

    Rights to purchase shares of common stock will be deemed granted to participating employees as of the first trading day of each offering period. The purchase price for each share (the "Purchase Price") will be set by the Committee. The Purchase Price for an offering period may not be less than 85% of the fair market value of the common stock on the first or last trading day of such offering period, whichever is lower.

    No employee may purchase common stock in any calendar year under the 2000 Employee Stock Purchase Plan and all other "employee stock purchase plans" of Titan and any parent or subsidiary having an aggregate fair market value in excess of $25,000, determined as of the first trading date of the offering period.

    On the last trading day of the offering period, a participating employee will be credited with the number of whole shares of common stock purchased under the 2000 Employee Stock Purchase Plan for such period. common stock purchased under the 2000 Employee Stock Purchase Plan will be held in the custody of an agent designated by Titan. The agent may hold the common stock purchased under the 2000 Employee Stock Purchase Plan in stock certificates in nominee names and may commingle shares held in its custody in a single account or stock certificate, without identification as to individual employees. An employee may, however, instruct the agent to have all or part of such shares reissued in the employee's own name and have the stock certificate delivered to the employee.

    A participating employee will be refunded all monies in his or her account, and his or her participation in the 2000 Employee Stock Purchase Plan will be terminated, if: (a) the employee elects to terminate participation by delivering a written notice to that effect to Titan; (b) the employee ceases to be employed by Titan or a participating affiliate except on account of death, disability, retirement, lay-off or authorized leave of absence; (c) the Board elects to terminate the 2000 Employee Stock Purchase Plan; or (d) the employee ceases to be eligible to participate in the 2000 Employee Stock Purchase Plan. If a participating employee terminates employment on account of death, disability, retirement, lay-off or authorized leave of absence, the participating employee will have the following alternatives: (a) refund of all monies in his or her account or (b) purchase of common stock on the last day of the offering period with the amounts then accumulated in his or her account.

    No participating employee may assign his or her rights to purchase shares of common stock under the 2000 Employee Stock Purchase Plan, whether voluntarily, by operation of law or otherwise.

    The Board of Directors may, at any time, amend the 2000 Employee Stock Purchase Plan in any respect; provided, however, that without approval of the stockholders of Titan no amendment shall be made (a) increasing the number of shares that may be made available for purchase under the 2000 Employee Stock Purchase Plan, (b) changing the eligibility requirements for participating in the 2000 Employee Stock Purchase Plan or (c) impairing the vested rights of participating employees.

    The Board of Directors may terminate the 2000 Employee Stock Purchase Plan at any time and for any reason or for no reason, provided that such termination shall not impair any rights of participants that have vested at the time of termination. In any event, the 2000 Employee Stock Purchase Plan shall, without further action of the Board of Directors, terminate at the earlier of (i) ten years after adoption of the 2000 Employee Stock Purchase Plan by the Board of Directors and (ii) such time as all shares of common stock that may be made available for purchase under the 2000 Employee Stock Purchase Plan have been issued.

FEDERAL INCOME TAX CONSEQUENCES OF THE 2000 EMPLOYEE STOCK PURCHASE PLAN

    If a participant acquires stock under the 2000 Employee Stock Purchase Plan, no income will result to such participant, and Titan will be allowed no deduction as a result of such purchase, if certain conditions are met. The principal condition which must be satisfied is that the participant does not dispose of the stock within two years after the first day of the applicable offering period. If the employee disposes of the stock acquired pursuant the Employee Stock Purchase Plan after the statutory holding period has expired, gain on the sale is capital gain except to the extent of ordinary (compensation) income determined as described below. If the employee disposes of the stock before the expiration of the statutory holding period, the employee must recognize as ordinary compensation income the difference between the stock's fair market value on the last day of the applicable offering period and the purchase price.

    An employee disposing of stock after expiration of the statutory holding period (or who dies) must include in ordinary (compensation) income at the time of sale or other taxable disposition of the stock acquired under the 2000 Employee Stock Purchase Plan, or upon the employee's death while still holding the stock, the lesser of:

        (1) the Purchase Price discount from the fair market value of the stock at the beginning of the offering period; or

        (2) the amount, if any, by which the stock's fair market value at the time of such disposition or death exceeds the purchase price paid.

    The foregoing is only a summary of the terms and conditions of the form of 2000 Employee Stock Purchase Plan. The summary is subject to and qualified in its entirety by reference to the complete text of the form of 2000 Employee Stock Purchase Plan, a copy of which may be obtained upon request from Titan by contacting the Titan benefits department at (858) 552-9507/9615. Employees participants should refer to executed copy of the 2000 Employee Stock Purchase Plan for the terms and conditions of the applicable to them.

    The affirmative vote of the holders of a majority of the voting power of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the 2000 Employee Stock Purchase Plan. As a result, abstentions and broker non-votes will have the same effect as negative votes.

               THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR"
             THE ADOPTION OF THE 2000 EMPLOYEE STOCK PURCHASE PLAN.

                                   PROPOSAL 6
                     RATIFICATION OF SELECTION OF AUDITORS

    The board is seeking stockholder ratification of its selection of Arthur Andersen LLP to serve as Titan's auditors for the fiscal year ending
December 31, 2000. Arthur Andersen LLP served as Titan's auditors for 1999 and has served as Titan's auditors since 1985 and as Titan Systems' auditors since 1981. We expect representatives of Arthur Andersen LLP to attend the Annual Meeting and have the opportunity to make any statement they may desire. These representatives will be available to respond to appropriate questions from stockholders. Arthur Andersen LLP will be retained as Titan's auditors for the fiscal year ending December 31, 2000 if this proposal is approved by the holders of a majority of the voting power of the shares represented and voting at the Annual Meeting.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 5.

                       SECTION 16(A) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires Titan's directors and executive officers, and persons who own more than ten percent of our common stock and cumulative convertible preferred stock, to file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of that common stock and cumulative convertible preferred stock.

    To our knowledge, based solely upon our review of copies of reports provided to us by those individuals and written representations of those individuals that no other reports were required with respect to the year ended December 31, 1999, we believe that our directors, executive officers, and greater than ten percent beneficial owners have met all of their Section 16(a) requirements during 1999.

                              FINANCIAL STATEMENTS

    Titan's 1999 Annual Report, including financial statements for fiscal year 1999, was sent to Titan's stockholders on or about March 31, 2000. Stockholders may obtain free of charge a copy of Titan's most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission by writing to the Secretary, 3033 Science Park Road, San Diego, California 92121 or through or through the Securities and Exchange Commission's EDGAR system at WWW.SEC.GOV.

                                   APPENDIX A
               PROPOSED AMENDMENT TO CERTIFICATE OF INCORPORATION

    Article Fourth of the Certificate of Incorporation shall be deleted in its entirety and replaced with the following:

    Fourth: The Corporation is authorized to issue two classes of stock, which shall be designated Preferred Stock and Common Stock, respectively. The total number of shares of all classes of stock which the Corporation shall
    have the authority to issue shall be         , consisting of         shares
    of Preferred Stock, par value $1.00 per share, and 200,000,000 shares of Common Stock, par value $.01 per share.

                             THE TITAN CORPORATION
           2000 EMPLOYEE AND DIRECTOR STOCK OPTION AND INCENTIVE PLAN

    The Titan Corporation, a Delaware corporation (the "Company"), sets forth herein the terms of the Company's 2000 Stock Option and Incentive Plan (the "Plan") as follows:

1.  PURPOSE

    The purpose of the Plan is to enhance the Company's ability to attract, retain, and compensate highly qualified officers, key employees, and other persons, and to motivate such officers, key employees, and other persons to serve the Company and its affiliates (as defined herein) and to expend maximum effort to improve the business results and earnings of the Company, by providing to such officers, key employees and other persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company and with other financial incentives. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, deferred stock awards, unrestricted stock awards, performance stock awards, dividend equivalent rights, performance awards and annual incentive awards in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.

2.  DEFINITIONS

    For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

    2.1 "affiliate" of, or person "affiliated" with, a person means any company or other trade or business that controls, is controlled by or is under common control with such person within the meaning of Rule 405 of Regulation C under the Securities Act.

    2.2 "Annual Incentive Award" means a conditional right granted to a Grantee under SECTION 18.4.3 hereof to receive a cash payment, Stock or other Award, unless otherwise determined by the Committee, after the end of a specified fiscal year.

    2.3 "Award" means a grant of an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Deferred Stock, Unrestricted Stock, Performance Stock, Dividend Equivalent Rights, Performance or Annual Incentive Awards under the Plan.

    2.4 "Award Agreement" means the stock option agreement, stock appreciation rights agreement, restricted stock agreement, restricted stock unit agreement, deferred stock award agreement, unrestricted stock award agreement, performance stock award agreement, dividend equivalent rights agreement, performance award agreement, annual incentive award agreement or other written agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.

    2.5 "Benefit Arrangement" shall have the meaning set forth in SECTION 19 hereof.

    2.6  "Board" means the Board of Directors of the Company.

    2.7 "Change in Control" means a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, a sale of substantially all of the assets of the Company to another entity, or any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving entity) approved by the Board that results in any person or entity (or person or entities acting as a group or otherwise in concert), owning fifty percent (50%) or more of the combined voting power of all classes of securities of the Company).

    2.8 "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

    2.9 "Committee" means a committee of, and designated from time to time by resolution of, the Board, which shall consist of no fewer than two members of the Board, none of whom shall be an officer or other salaried employee of the Company or any affiliate of the Company.

    2.10  "Company" means The Titan Corporation.

    2.11 "Covered Employee" means a Grantee who is a Covered Employee within the meaning of Section 162(m)(3) of the Code.

    2.12 "Deferred Stock" means a right, granted to a Grantee under SECTION 14 hereof, to receive Stock, cash or a combination thereof at the end of a specified deferral period.

    2.13  "Dividend Equivalent" means a right, granted to a Grantee under
SECTION 17 hereof, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

    2.14 "Effective Date" means February 17, 2000, the date on which the Plan was adopted by the Board.

    2.15 "Exchange Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

    2.16 "Family Member" means a person who is a spouse, child, stepchild, grandchild, parent, stepparent, grandparent, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee's household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than fifty percent of the voting interests.

    2.17 "Fair Market Value" means the value of a share of Stock, determined as follows: if on the Grant Date or other determination date the Stock is listed on an established national or regional stock exchange, is admitted to quotation on The Nasdaq Stock Market, Inc., or is publicly traded on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of the Stock as determined by the Board in good faith.

    2.18 "Grant Date" means, as determined by the Board or authorized Committee, (i) the date as of which the Board or such Committee approves an Award, (ii) the date on which the recipient of such Award first became an employee of or otherwise entered into a relationship with the Company or an affiliate of the Company or (iii) such other date as may be specified by the Board or such Committee.

    2.19 "Grantee" means a person who receives or holds a grant of an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Deferred Stock, Unrestricted Stock, Performance Stock, Performance or Annual Incentive Awards, or Dividend Equivalent Rights under the Plan.

    2.20 "Incentive Stock Option" means an "incentive stock option" within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

    2.21 "Option" means an option to purchase one or more shares of Stock pursuant to the Plan.

    2.22 "Option Period" means the period during which Options may be exercised as set forth in SECTION 10 hereof.

    2.23 "Option Price" means the purchase price for each share of Stock subject to an Option.

    2.24 "Other Agreement" shall have the meaning set forth in SECTION 19 hereof.

    2.25 "Outside Director" means a member of the Board who is not an officer or employee of the Company.

    2.26  "Performance Stock Award" means Awards granted pursuant to
SECTION 16.

    2.27 "Plan" means this The Titan Corporation 2000 Stock Option and Incentive Plan.

    2.28 "Reporting Person" means a person who is required to file reports under Section 16(a) of the Exchange Act.

    2.29 "Restricted Period" means the period during which Restricted Stock or Restricted Stock Units are subject to restrictions or conditions pursuant to
SECTION 13.2 hereof.

    2.30 "Restricted Stock" means shares of Stock, awarded to a Grantee pursuant to SECTION 13 hereof, that are subject to restrictions and to a risk of forfeiture.

    2.31  "Restricted Stock Unit" means a unit awarded to a Grantee pursuant to
SECTION 13 hereof, which represents a conditional right to receive a share of Stock in the future, and which is subject to restrictions and to a risk of forfeiture.

    2.32 "Securities Act" means the Securities Act of 1933, as now in effect or as hereafter amended.

    2.33 "Service Provider" means a consultant or adviser to the Company, a manager of the Company's properties or affairs, or other similar service provider or affiliate of the Company, and employees of any of the foregoing, as such persons may be designated from time to time by the Board pursuant to
SECTION 6 hereof.

    2.34 "Stock" means the common stock, par value $.01 per share, of the Company.

    2.35 "Stock Appreciation Rights" or "SAR" means a right granted to a Grantee under SECTION 11 hereof.

    2.36 "Subsidiary" means any "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code.

    2.37 "Termination Date" means the date upon which an Option shall terminate or expire, as set forth in SECTION 10.2 hereof.

    2.38  "Unrestricted Stock Award" means any Award granted pursuant to
SECTION 15.

3.  ADMINISTRATION OF THE PLAN

    3.1.  BOARD

    The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company's certificate of incorporation and by-laws and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company's Certificate of Incorporation and by-laws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final and conclusive. To the extent permitted by law, the Board may delegate its authority under the Plan to a member of the Board of Directors or to an executive officer of the Company who is a member of the Board of Directors.

    3.2.  COMMITTEE.

    The Board from time to time may delegate to a Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in SECTION 3.1 above and in other applicable provisions, as the Board shall determine, consistent with the Certificate of Incorporation and by-laws of the Company and applicable law. In the event that the Plan, any Award or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive. To the extent permitted by law, the Committee may delegate its authority under the Plan to a member of the Board of Directors or an executive officer of the Company who is a member of the Board of Directors.

    3.3.  AWARDS

    Subject to the other terms and conditions of the Plan, the Board shall have full and final authority (i) to designate Grantees, (ii) to determine the type or types of Awards to be made to a Grantee, (iii) to determine the number of shares of Stock to be subject to an Award, (iv) to establish the terms and conditions of each Award (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options),
(v) to prescribe the form of each Award Agreement evidencing an Award, and
(vi) to amend, modify, or supplement the terms of any outstanding Award. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify Awards to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom. As a condition to any subsequent Award, the Board shall have the right, at its discretion, to require Grantees to return to the Company Awards previously made under the Plan. Subject to the terms and conditions of the Plan, any such new Award shall be upon such terms and conditions as are specified by the Board at the time the new Award is made.

    3.4.  NO LIABILITY.

    No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

4.  STOCK SUBJECT TO THE PLAN

    Subject to adjustment as provided in SECTION 22 hereof, the number of shares of Stock available for issuance under the Plan shall be Four Million. Stock issued or to be issued under the Plan shall be authorized but unissued shares. If any shares covered by an Award are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Stock subject thereto, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Award shall, to the extent of any such forfeiture or termination, again be available for making Awards under the Plan.

5.  EFFECTIVE DATE AND TERM OF THE PLAN

    5.1.  EFFECTIVE DATE.

    The Plan shall be effective as of the Effective Date, subject to approval of the Plan within one year of the Effective Date, by a majority of the votes cast on the proposal at a meeting of shareholders, provided that the total votes cast represent a majority of all shares entitled to vote. Upon approval of the Plan by the shareholders of the Company as set forth above, all Awards made under the Plan on or after the Effective Date shall be fully effective as if the shareholders of the Company had approved the Plan on the Effective Date. If the shareholders fail to approve the Plan within one year after the Effective Date, any Awards made hereunder shall be null and void and of no effect.

    5.2.  TERM.

    The Plan has no termination date; however, no Incentive Stock Option may be granted under the Plan on or after the tenth anniversary of the Effective Date.

6.  OPTION GRANTS

    6.1.  COMPANY OR SUBSIDIARY EMPLOYEES; SERVICE PROVIDERS; OTHER PERSONS

    Subject to Section 7, Awards may be made under the Plan to: (i) any employee of, or a Service Provider to, the Company or of any affiliate, including any such employee who is an officer or director of the Company or of any affiliate, as the Board shall determine and designate from time to time, and (ii) any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Board.

    6.2.  SUCCESSIVE AWARDS.

    An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

    6.3.  RELOAD OPTIONS.

    At the discretion of the Board and subject to such restrictions, terms and conditions as the Board may establish, Options granted under the Plan may include a "reload" feature pursuant to which a Grantee exercising an Option by the delivery of a number of shares of Stock in accordance with SECTION 10.8 hereof would automatically be granted an additional Option (with an exercise price equal to the Fair Market Value of the Stock on the date the additional Option is granted and with such other terms as the Board may provide) to purchase that number of shares of Stock equal to the number delivered to exercise the original Option with an Option term equal to the remainder of the original Option term unless the Board otherwise determines in the Option Award Agreement for the original grant.

7.  LIMITATIONS ON GRANTS

    7.1.  LIMITATION ON SHARES OF STOCK SUBJECT TO AWARDS AND CASH AWARDS.

    During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, the maximum number of shares of Stock subject to Options that can be awarded under the Plan to any person eligible for an Award under SECTION 6 hereof is three hundred thousand (300,000) per year. During any time when the Company has a class of equity security registered under
Section 12 of the Exchange Act, the maximum number of shares that can be awarded under the Plan, other than pursuant to an Option to any person eligible for an Award under SECTION 6 hereof is three hundred thousand (300,000) per year. The maximum amount that may be earned as an Annual Incentive Award or other cash Award in any fiscal year by any one Grantee shall be $one million and the maximum amount that may be earned as a

Performance Award or other cash Award in respect of a performance period by any one Grantee shall be $three million.

    7.2.  LIMITATIONS ON INCENTIVE STOCK OPTIONS.

    An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company;
(ii) to the extent specifically provided in the related Award Agreement; and
(iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee's employer and its affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

8.  AWARD AGREEMENT

    Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, to be executed by the Company and by the Grantee, in such form or forms as the Board shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be non-qualified stock options or Incentive Stock Options, and in the absence of such specification such options shall be deemed non-qualified stock options.

9.  OPTION PRICE

    The Option Price of each Option shall be fixed by the Board and stated in the Award Agreement evidencing such Option. The Option Price shall be the aggregate Fair Market Value on the Grant Date of the shares of Stock subject to the Option; PROVIDED, HOWEVER, that in the event that a Grantee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to ownership of more than ten percent of the Company's outstanding Stock), the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than the greater of the par value of a share of Stock or 110 percent of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

10.  VESTING, TERM AND EXERCISE OF OPTIONS

    10.1.  VESTING AND OPTION PERIOD.

    Subject to SECTIONS 10.2 AND 22.3 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement. For purposes of this
SECTION 10.1, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number. The period during which any Option shall be exercisable shall constitute the "Option Period" with respect to such Option.

    10.2.  TERM.

    Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such Option (the "Termination Date"); PROVIDED, HOWEVER, that in the event that the Grantee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to ownership of more than ten percent of the outstanding Stock), an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five years from its Grant Date.

    10.3.  ACCELERATION.

    Any limitation on the exercise of an Option contained in any Award Agreement may be rescinded, modified or waived by the Board, in its sole discretion, at any time and from time to time after the Grant Date of such Option, so as to accelerate the time at which the Option may be exercised. Notwithstanding any other provision of the Plan, no Option shall be exercisable in whole or in part prior to the date the Plan is approved by the shareholders of the Company as provided in SECTION 5.1 hereof.

    10.4.  TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIP.

    Upon the termination of a Grantee's employment or other relationship with the Company or any affiliate other than by reason of death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code), any Option or portion thereof held by such Grantee that has not vested in accordance with the provisions of SECTION 10.1 hereof shall terminate immediately, and any Option or portion thereof that has vested in accordance with the provisions of
SECTION 10.1 hereof but has not been exercised shall terminate at the close of business on the 90th day following the Grantee's termination of employment or other relationship (or, if such 90th day is a Saturday, Sunday or holiday, at the close of business on the next preceding day that is not a Saturday, Sunday or holiday), unless the Board, in its discretion, extends the period during which the Option may be exercised (which period may not be extended beyond the original term of the Option). Upon termination of an Option or portion thereof, the Grantee shall have no further right to purchase shares of Stock pursuant to such Option or portion thereof. Whether a termination of employment or other relationship shall have occurred for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment, service or other relationship shall not be deemed to occur if the Grantee is immediately thereafter a director of the Company or an affiliate.

    10.5.  RIGHTS IN THE EVENT OF DEATH.

    Unless otherwise provided by the Board in the applicable Award Agreement, if a Grantee dies while employed by or providing services to the Company, all Options granted to such Grantee that have not vested as of the date of such termination shall terminate and the executors or Boards or legatees or distributees of such Grantee's estate shall have the right, at any time within one year after the date of such Grantee's death (or such longer period as the Board, in its discretion, may determine prior to the expiration of such one-year period) and prior to termination of the Option pursuant to SECTION 10.2 above, to exercise any Option that was vested as of the date of such Grantee's death.

    10.6.  RIGHTS IN THE EVENT OF DISABILITY.

    Unless otherwise stated in the applicable Award Agreement, if a Grantee terminates employment or other relationship with the Company by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Grantee, such Grantee's Options shall terminate to the extent the Options are not vested, and shall be exercisable to the extent that they were vested as of the date of the Optionee's termination of employment or other relationship, for a period of one year after such termination of employment or other relationship (or such longer period as the Board, in its discretion, may determine prior to the expiration of such one-year period), subject to earlier termination of the Option as provided in SECTION 10.2 above. Whether a termination of employment or service is to be considered by reason of "permanent and total disability" for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive.

    10.7.  LIMITATIONS ON EXERCISE OF OPTION.

    Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the shareholders of the Company as provided herein, or after ten years following the date upon which the Option is granted, or after the occurrence of an event referred to in SECTION 10.2 hereof which results in termination of the Option.

    10.8.  METHOD OF EXERCISE.

    An Option that is exercisable may be exercised by the Grantee's delivery to the Company of written notice of exercise on any business day, at the Company's principal office, addressed to the attention of the Board. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (i) 100 shares or such lesser number set forth in the applicable Award Agreement and (ii) the maximum number of shares available for purchase under the Option at the time of exercise. Payment of the Option Price for the shares purchased pursuant to the exercise of an Option shall be made (i) in cash or in cash equivalents acceptable to the Company;
(ii) through the tender to the Company of shares of Stock, which shares, if acquired from the Company, shall have been held for at least six months and which shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their Fair Market Value on the date of exercise; or (iii) by a combination of the methods described in (i) and (ii). Unless the Board provides otherwise in the Award Agreement, payment in full of the Option Price need not accompany the written notice of exercise provided that the notice of exercise directs that the certificate or certificates for the shares of Stock for which the Option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the Option and, at the time such certificate or certificates are delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the Option Price for the shares of Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and/or other taxes which the Company may in its judgment, be required to withhold with respect to the exercise of the Option. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Unless otherwise stated in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a shareholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to him. Except as provided in SECTION 22 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

    10.9.  DELIVERY OF STOCK CERTIFICATES.

    Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option.

11.  STOCK APPRECIATION RIGHTS

    The Board each is authorized to grant SARs to Grantees on the following terms and conditions:

    11.1.  RIGHT TO PAYMENT.

    A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Board. The grant price of an SAR shall not be less than the Fair Market Value of a share of Stock on the date of grant except as provided in SECTION 18.1.

    11.2.  OTHER TERMS.

    The Board shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of employment or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR. SARs may be either freestanding or in tandem with other Awards.

12.  TRANSFERABILITY OF OPTIONS

    12.1.  TRANSFERABILITY OF OPTIONS

    Except as provided in SECTION 12.2, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee's guardian or legal representative) may exercise an Option. Except as provided in
SECTION 12.2, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

    12.2.  FAMILY TRANSFERS.

    If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this SECTION 12.2, a "not for value" transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this SECTION 12.2, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this SECTION 12.2 or by will or the laws of descent and distribution. The events of termination of employment or other relationship of SECTION 10.4 hereof shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified in SECTIONS 10.4, 10.5, OR 10.6.

13.  RESTRICTED STOCK

    13.1.  GRANT OF RESTRICTED STOCK OR RESTRICTED STOCK UNITS.

    The Board may from time to time grant Restricted Stock or Restricted Stock Units to persons eligible to receive Awards under SECTION 6 hereof, subject to such restrictions, conditions and other terms as the Board may determine.

    13.2.  RESTRICTIONS.

    At the time a grant of Restricted Stock or Restricted Stock Units is made, the Board shall establish a period of time (the "Restricted Period") applicable to such Restricted Stock or Restricted Stock Units. Each Award of Restricted Stock or Restricted Stock Units may be subject to a different Restricted Period. The Board may, in its sole discretion, at the time a grant of Restricted Stock or Restricted Stock Units is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Restricted Stock Units in accordance with SECTION 18.4.1 and 18.4.2. Neither Restricted Stock nor Restricted Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Stock or Restricted Stock Units.

    13.3.  RESTRICTED STOCK CERTIFICATES.

    The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee's benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee, PROVIDED, HOWEVER, that such certificates shall bear a legend or legends that complies with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

    13.4.  RIGHTS OF HOLDERS OF RESTRICTED STOCK.

    Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends declared or paid with respect to such Stock. The Board may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant.

    13.5.  RIGHTS OF HOLDERS OF RESTRICTED STOCK UNITS.

    Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock Units shall have no rights as stockholders of the Company. The Board may provide in an Award Agreement evidencing a grant of Restricted Stock Units that the holder of such Restricted Stock Units shall be entitled to receive, upon the Company's payment of a cash dividend on its outstanding Stock, a cash payment for each Restricted Stock Unit held equal to the per-share dividend paid on the Stock. Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional Restricted Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend is paid.

    13.6.  TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIP.

    Upon the termination of a Grantee's employment or other relationship with the Company other than by reason of death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code), any Restricted Stock or Restricted Stock Units held by such Grantee that has not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited, unless the Board, in its discretion, determines otherwise. Upon forfeiture of Restricted Stock or Restricted Stock Units, the Grantee shall have no further rights with respect to such Grant, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to shares of Restricted Stock or Restricted Stock Units. Whether a leave of absence or leave on military or government service shall constitute a termination of employment or other relationship for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment, service or other relationship shall not be deemed to occur if the Grantee is immediately thereafter a director of the Company.

    13.7.  RIGHTS IN THE EVENT OF DEATH.

    Unless otherwise provided in the Award Agreement, if a Grantee dies while employed by the Company, all Restricted Stock or Restricted Stock Units granted to such Grantee shall fully vest on the date of death, and the shares of Stock represented thereby shall be deliverable in accordance with the terms of the Plan to the executors, administrators, legatees or distributees of the Grantee's estate.

    13.8.  RIGHTS IN THE EVENT OF DISABILITY.

    Unless otherwise provided in the Award Agreement, if a Grantee terminates employment or other relationship with the Company by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Grantee, such Grantee's Restricted Stock or Restricted Stock Units shall continue to vest in accordance with the applicable Award Agreement for a period of one year after such termination of employment or service (or such longer period as the Board, in its discretion, may determine prior to the expiration of such one-year period), subject to the earlier forfeiture of such Restricted Stock or Restricted Stock Units in accordance with the terms of the applicable Award Agreement. Whether a termination of employment or service is to be considered by reason of "permanent and total disability" for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive.

    13.9.  DELIVERY OF STOCK AND PAYMENT THEREFOR.

    Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Restricted Stock Units shall lapse, and, unless otherwise provided in the Award Agreement, upon payment by the Grantee to the Company, in cash or by check, of the aggregate par value of the shares of Stock represented by such Restricted Stock or Restricted Stock Units (or such other higher purchase price determined by the Board), a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee's beneficiary or estate, as the case may be.

14.  DEFERRED STOCK AWARDS

    14.1.  NATURE OF DEFERRED STOCK AWARDS.

    A Deferred Stock Award is an Award of phantom stock units to a Grantee, subject to restrictions and conditions as the Board may determine at the time of grant. Conditions may be based on continuing employment (or other business relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Deferred Stock Award is contingent on the Grantee executing the Deferred Stock Award Agreement. The terms and conditions of each such agreement shall be determined by the Board, and such terms and conditions may differ among individual Awards and Grantees. At the end of the deferral period, the Deferred Stock Award, to the extent vested, shall be paid to the Grantee in the form of shares of Stock.

    14.2.  ELECTION TO RECEIVE DEFERRED STOCK AWARDS IN LIEU OF COMPENSATION.

    The Board may, in its sole discretion, permit a Grantee to elect to receive a portion of the cash compensation or Restricted Stock Award otherwise due to such Grantee in the form of a Deferred Stock Award. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Board and in accordance with rules and procedures established by the Board. The Board shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Board deems appropriate.

    14.3.  RIGHTS AS A STOCKHOLDER.

    During the deferral period, a Grantee shall have no rights as a Stockholder; provided, however, that the Grantee may be credited with Dividend Equivalent Rights with respect to the phantom Stock units underlying his Deferred Stock Award, subject to such terms and conditions as the Board may determine.

    14.4.  RESTRICTIONS.

    A Deferred Stock Award may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of during the deferral period.

    14.5.  TERMINATION.

    Except as may otherwise be provided by the Board either in the Award Agreement or, in writing after the Award Agreement is issued, a Grantee's right in all Deferred Stock Awards that have not vested shall automatically terminate upon the Grantee's termination of employment or other relationship with the Company for any reason.

15.  UNRESTRICTED STOCK AWARDS

    15.1.  GRANT OR SALE OF UNRESTRICTED STOCK.

    The Board may, in its sole discretion, grant (or sell at par value or such other higher purchase price determined by the Board) an Unrestricted Stock Award to any Grantee pursuant to which such Grantee may receive shares of Stock free of any restrictions ("Unrestricted Stock") under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such Grantee.

16.  PERFORMANCE STOCK AWARDS

    16.1.  NATURE OF PERFORMANCE STOCK AWARDS.

    A Performance Stock Award is an Award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Board may make Performance Stock Awards independent of or in connection with the granting of any other Award under the Plan. The Board in its sole discretion shall determine whether and to whom Performance Stock Awards shall be made, the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Stock; provided, however, that the Board may rely on the performance goals and other standards applicable to other performance unit plans of the Company in setting the standards for Performance Stock Awards under the Plan.

    16.2.  RIGHTS AS A STOCKHOLDER.

    A Grantee receiving a Performance Stock Award shall have the rights of a Stockholder only as to shares actually received by the Grantee under the Plan and not with respect to shares subject to the Award but not actually received by the Grantee. A Grantee shall be entitled to receive a Stock certificate evidencing the acquisition of Stock under a Performance Stock Award only upon satisfaction of all conditions specified in the written instrument evidencing the Performance Stock Award (or in a performance plan adopted by the Board).

    16.3.  TERMINATION.

    Except as may otherwise be provided by the Board either in the Award Agreement in writing after the Award Agreement is issued, a Grantee's rights in all Performance Stock Awards shall automatically terminate upon the Grantee's termination of employment or other relationship with the Company and its affiliates for any reason.

    16.4.  ACCELERATION, WAIVER, ETC.

    At any time prior to the Grantee's termination of employment (or other business relationship) by the Company and its affiliates, the Board may in its sole discretion accelerate, waive or amend any or all of the goals, restrictions or conditions imposed under any Performance Stock Award.

17.  DIVIDEND EQUIVALENT RIGHTS

    17.1.  DIVIDEND EQUIVALENT RIGHTS.

    A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash distributions that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the recipient. A Dividend Equivalent Right may be granted hereunder to any Grantee as a component of another Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the grant. Dividend Equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment. Dividend Equivalent Rights may be settled in cash or Stock or a combination thereof, in a single installment or installments, all determined in the sole discretion of the Board. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other award.

    17.2.  INTEREST EQUIVALENTS.

    Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide in the grant for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

    17.3.  TERMINATION.

    Except as may otherwise be provided by the Board either in the Award Agreement or in writing after the Award Agreement is issued, a Grantee's rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the Grantee's termination of employment or other relationship with the Company and its affiliates for any reason.

18.  CERTAIN PROVISIONS APPLICABLE TO AWARDS

    18.1.  STAND-ALONE, ADDITIONAL, TANDEM, AND SUBSTITUTE AWARDS

    Awards granted under the Plan may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any affiliate, or any business entity to be acquired by the Company or a affiliate, or any other right of a Grantee to receive payment from the Company or any affiliate. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Board shall require the surrender of such other Award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any affiliate, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Deferred Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price "discounted" by the amount of the cash compensation surrendered).

    18.2.  TERM OF AWARDS

    The term of each Award shall be for such period as may be determined by the Board; provided that in no event shall the term of any Option or SAR exceed a period of ten years (or such shorter term as may be required in respect of an ISO under Section 422 of the Code).

    18.3.  FORM AND TIMING OF PAYMENT UNDER AWARDS; DEFERRALS

    Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or an affiliate upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Board shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Board or upon occurrence of one or more specified events. Installment or deferred payments may be required by the Board or permitted at the election of the Grantee on terms and conditions established by the Board. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

    18.4.  PERFORMANCE AND ANNUAL INCENTIVE AWARDS

       18.4.1.  PERFORMANCE CONDITIONS

    The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Board. The Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions, except as limited under SECTIONS 18.4.2 AND 14.4.3 hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m). If and to the extent required under Code Section 162(m), any power or authority relating to a Performance Award or Annual Incentive Award intended to qualify under Code
Section 162(m), shall be exercised by the Committee and not the Board.

       18.4.2.  PERFORMANCE AWARDS GRANTED TO DESIGNATED COVERED EMPLOYEES

    If and to the extent that the Committee determines that a Performance Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this SECTION 18.4.2.

           (i) PERFORMANCE GOALS GENERALLY. The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this SECTION
       18.4.2. Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Grantee or to different Grantees.

           (ii) BUSINESS CRITERIA. One or more of the following business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance Awards: (1) total stockholder return; (2) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor's 500 Stock Index; (3) net income; (4) pretax earnings;
       (5) earnings before interest expense, taxes, depreciation and amortization; (6) pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items;
       (7) operating margin; (8) earnings per share; (9) return on equity;
       (10) return on capital; (11) return on investment; (12) operating earnings; (13) working capital; and (14) ratio of debt to stockholders' equity. One or more of the foregoing business criteria shall also be exclusively used in establishing performance goals for Annual Incentive Awards granted to a Covered Employee under SECTION 18.4.3 hereof that are intended to qualify as "performance-based compensation" under Code
       Section 162(m).

           (iii) PERFORMANCE PERIOD; TIMING FOR ESTABLISHING PERFORMANCE
       GOALS. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for "performance-based compensation" under Code
       Section 162(m).

           (iv) PERFORMANCE AWARD POOL. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in SECTION 18.4.2(ii) hereof during the given performance period, as specified by the Committee in accordance with
       SECTION 18.4.2(iii) hereof. The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

           (v) SETTLEMENT OF PERFORMANCE AWARDS; OTHER TERMS. Settlement of such Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Grantee prior to the end of a performance period or settlement of Performance Awards.

       18.4.3.  ANNUAL INCENTIVE AWARDS GRANTED TO DESIGNATED COVERED EMPLOYEES.

    If and to the extent that the Committee determines that an Annual Incentive Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Annual Incentive Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this SECTION 18.4.3.

           (i) ANNUAL INCENTIVE AWARD POOL. The Committee may establish an Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Annual Incentive Awards. The amount of such Annual Incentive Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in 18.4.2(ii) hereof during the given performance period, as specified by the Committee in accordance with 18.4.2(iii) hereof. The Committee may specify the amount of the Annual Incentive Award pool as a percentage of any such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

           (ii) POTENTIAL ANNUAL INCENTIVE AWARDS. Not later than the end of the 90th day of each fiscal year, or at such other date as may be required or permitted in the case of Awards intended to be "performance-based compensation" under Code Section 162(m), the Committee shall determine the Eligible Persons who will potentially receive Annual Incentive Awards, and the amounts potentially payable thereunder, for that fiscal year, either out of an Annual Incentive Award pool established by such date under SECTION 18.4.3(i) hereof or as individual Annual Incentive Awards. In the case of individual Annual Incentive Awards intended to qualify under Code Section 162(m), the amount potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in
       SECTION 18.4.2(ii) hereof in the given performance year, as specified by the Committee; in other cases, such amount shall be based on such criteria as shall be established by the Committee. In all cases, the maximum Annual Incentive Award of any Grantee shall be subject to the limitation set forth in SECTION 7.1 hereof.

           (iii) PAYOUT OF ANNUAL INCENTIVE AWARDS. After the end of each fiscal year, the Committee shall determine the amount, if any, of
       (A) the Annual Incentive Award pool, and the maximum amount of potential Annual Incentive Award payable to each Grantee in the Annual Incentive Award pool, or (B) the amount of potential Annual Incentive Award otherwise payable to each Grantee. The Committee may, in its discretion, determine that the amount payable to any Grantee as an Annual Incentive Award shall be reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no Award whatsoever. The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of employment by the Grantee prior to the end of a fiscal year or settlement of such Annual Incentive Award.

       18.4.4.  WRITTEN DETERMINATIONS.

    All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards under SECTION 18.4.2, and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards under SECTION 18.4.3, shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). To the extent required to comply with Code Section 162(m), the Committee may delegate any responsibility relating to such Performance Awards or Annual Incentive Awards.

       18.4.5.  STATUS OF SECTION 18.4.3 AND SECTION 18.4.2 AWARDS UNDER CODE
                SECTION 162(m)

    It is the intent of the Company that Performance Awards and Annual Incentive Awards under SECTION 18.4.2 and SECTION 18.4.3 hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of SECTION 18.4.2 and SECTION 18.4.3, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Grantee will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards or Annual Incentive Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

19.  PARACHUTE LIMITATIONS

    Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or any affiliate, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an "Other Agreement"), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a "Benefit Arrangement"), if the Grantee is a "disqualified individual," as defined in Section 280G(c) of the Code, any Option, Restricted Stock or Restricted Stock Unit held by that Grantee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested
(i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Grantee under this Plan to be considered a "parachute payment" within the meaning of Section 280G(b)(2) of the Code as then in effect (a "Parachute Payment") and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Grantee under any Other Agreement or any Benefit Arrangement would cause the Grantee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Grantee as described in clause (ii) of the preceding sentence, then the Grantee shall have the right, in the Grantee's sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Grantee under this Plan be deemed to be a Parachute Payment.

20.  REQUIREMENTS OF LAW

    20.1.  GENERAL.

    The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Stock underlying an Award, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

    20.2.  RULE 16b-3.

    During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

    20.3.  LIMITATION FOLLOWING A HARDSHIP DISTRIBUTION.

    To the extent required to comply with Treasury Regulation
Section 1.401(k)-1(d)(2)(iv)(B)(4), or any amendment or successor thereto, a Grantee's "elective and employee contributions" (within the meaning of such Treasury Regulation) under the Plan shall be suspended for a period of twelve months following such Grantee's receipt of a hardship distribution made in reliance on such Treasury Regulation from any plan containing a cash or deferred arrangement under Section 401(k) of the Code maintained by the Company or a related party within the provisions of subsections (b), (c), (m) or (o) of
Section 414 of the Code.

21.  AMENDMENT AND TERMINATION OF THE PLAN

    The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Awards have not been made; provided, however, that the Board shall not, without approval of the Company's shareholders, amend the Plan such that it does not comply with the Code. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of the Grantee taking actions in "competition with the Company," as defined in the applicable Award Agreement. Furthermore, the Company may annul an Award if the Grantee is an employee of the Company or an affiliate and is terminated "for cause" as defined in the applicable Award Agreement. Except as permitted under this SECTION 21 or
SECTION 22 hereof, no amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, alter or impair rights or obligations under any Award theretofore awarded under the Plan.

22.  EFFECT OF CHANGES IN CAPITALIZATION

    22.1.  CHANGES IN STOCK.

    If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of Options and other Awards may be made under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares that are subject to the unexercised portion of an Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration.

    22.2. REORGANIZATION IN WHICH THE COMPANY IS THE SURVIVING ENTITY AND IN WHICH NO CHANGE IN CONTROL OCCURS.

    Subject to SECTION 22.3 hereof, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities in which no Change in Control Occurs, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing an Award, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation.

    22.3. REORGANIZATION, SALE OF ASSETS OR SALE OF STOCK WHICH INVOLVES A CHANGE IN CONTROL.

        (a) Subject to SECTION 22.3(b), upon the dissolution or liquidation of the Company or upon any transaction that results in a Change in Control,
    (i) all outstanding shares subject to Awards shall be deemed to have vested, and all restrictions and conditions applicable to such shares subject to Awards shall be deemed to have lapsed, immediately prior to the occurrence of such event, and (ii) all Options outstanding hereunder shall become immediately exercisable for a period of fifteen days immediately prior to the scheduled consummation of the event. Any exercise of an Option during such fifteen-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event. Upon consummation of any such event, the Plan and all outstanding but unexercised Options shall terminate. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Company gives notice thereof to its shareholders.

        (b) SECTION 22.3(a) shall not apply to the extent provision is made in writing in connection with a transaction described in SECTION 22.3(a) for the assumption of such Options theretofore granted, or for the substitution for such Options of new options covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares or units and exercise prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided.

    22.4.  ADJUSTMENTS.

    Adjustments under this SECTION 22 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

    22.5.  NO LIMITATIONS ON COMPANY.

    The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

23.  POOLING

    In the event any provision of the Plan or the Award Agreement would prevent the use of pooling of interests accounting in a corporate transaction involving the Company and such transaction is contingent upon pooling of interests accounting, then that provision shall be deemed amended or revoked to the extent required to preserve such pooling of interests. The Company may require in an Award Agreement that a Grantee who receives an Award under the Plan shall, upon advice from the Company, take (or refrain from taking, as appropriate) all actions necessary or desirable to ensure that pooling of interests accounting is available.

24.  DISCLAIMER OF RIGHTS

    No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a director, officer, consultant or employee of the Company or an affiliate. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan. No Grantee shall have any of the rights of a shareholder with respect to the shares of Stock subject to an Option except to the extent the certificates for such shares of Stock shall have been issued upon the exercise of the Option.

25.  NONEXCLUSIVITY OF THE PLAN

    Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

26.  WITHHOLDING TAXES

    The Company or an affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any Federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the affiliate, as the case may be, any amount that the Company or the affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the affiliate, which may be withheld by the Company or the affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the affiliate to withhold shares of Stock otherwise issuable to the Grantee or (ii) by delivering to the Company or the affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this SECTION 26 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

27.  CAPTIONS

    The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

28.  OTHER PROVISIONS

    Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

29.  NUMBER AND GENDER

    With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

30.  SEVERABILITY

    If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

31.  GOVERNING LAW

    The validity and construction of this Plan and the instruments evidencing the Awards granted hereunder shall be governed by the laws of the State of Delaware (without giving effect to the choice of law provisions thereof).

                                    *  *  *

    The Plan was duly adopted and approved by the Board of Directors of the Company as of the 17th day of February, 2000.

                                          --------------------------------------
                                          Nicholas J. Costanza
                                          SECRETARY

    The Plan was duly approved by the stockholders of the Company on the   day
of             , 2000.

                                          --------------------------------------
                                          Nicholas J. Costanza
                                          SECRETARY

PROXY                                                                  PROXY

                    THE TITAN CORPORATION[cad 228]PROXY

            ANNUAL MEETING OF STOCKHOLDERS, MAY 30, 2000

Dr. Gene W. Ray and Mr. Eric M. DeMarco or either of them, with power of substitution, are hereby appointed proxies at the Annual Meeting of Stockholders of THE TITAN CORPORATION to be held May 30, 2000, or at any adjournment or adjournments thereof, to represent and to vote all shares of stock of said corporation (preferred and common) which the undersigned would be entitled to vote if personally present, upon matters specified on the reverse side and upon such other matters as may properly come before the Meeting, and any prior proxy to vote at such meeting is hereby revoked. With respect to matters not known to said corporation's Board of Directors at the time of the solicitation hereof, said proxies are authorized to vote in their discretion. You have the option to vote by mail, the Internet or telephone. Your vote does not count until we receive it.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE TITAN CORPORATION. UNLESS A CONTRARY DIRECTION IS INDICATED, IT WILL BE VOTED FOR THE ELECTION OF ALL THE NOMINEES SET FORTH ON THE REVERSE AS DIRECTORS AND FOR RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN LLP AS THE COMPANY'S AUDITORS

           (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)

                      ANNUAL MEETING OF STOCKHOLDERS OF

                            THE TITAN CORPORATION

                                MAY 30, 2000

PROXY VOTING INSTRUCTIONS

TO VOTE BY MAIL:

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

TO VOTE BY TELEPHONE (TOUCH[cad 220]TONE PHONE ONLY)

Please call toll-free 1-800-PROXIES and follow the instructions. Have your control number and the proxy card available when you call.

TO VOTE BY INTERNET:

Please access the web page at "www.voteproxy.com" and follow the on[cad 220]screen instructions. Have your control number available when you access the web page.

YOUR CONTROL NUMBER IS:

Please Detach and Mail in the Envelope Provided.

[X] Please mark your votes as in this example.

THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR EACH OF THE ITEMS LISTED BELOW.

UNLESS OTHERWISE SPECIFIED THIS PROXY WILL BE CAST FOR ITEMS 1 AND 5.

1. Election of Directors

   FOR [ ]           AGAINST [ ]

   FOR, except vote withheld from the following nominee(s).

   ----------------------------

   Gene W. Ray, Chairman
   Charles R. Allen
   Joseph F. Caligiuri
   Daniel J. Fink
   Robert M. Hanisee
   Robert E. La Blanc
   George A. Robinson
   James Roth
   Thomas G. Pownall

 2. RATIFICATION OF THE PROPOSED AMENDMENT TO OUR CERTIFICATE OF
INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK TITAN IS AUTHORIZED TO ISSUE FROM 100,000,000 TO 200,000,000;

   FOR [ ]           AGAINST [ ]       ABSTAIN [ ]

3. RATIFICATION OF THE PROPOSED AMENMDMENT OT OUR CERTIFICATE OF
INCORPORATION AND TO INCREASE THE NUMBER OF SHARES OF PREFERRED
STOCK THAT TITAN IS AUTHORIZED TO ISSUE FROM 2,500,000 TO 5,000,000;

   FOR [ ]           AGAINST [ ]       ABSTAIN [ ]

4. RATIFICATION OF TITAN'S 2000 EMPLOYEE AND DIRECTOR STOCK OPTION AND INCENTIVE PLAN;

   FOR [ ]           AGAINST [ ]       ABSTAIN [ ]

5. RATIFICATION OF TITAN'S 2000 EMPLOYEE STOCK PURCHASE PLAN; AND

   FOR [ ]           AGAINST [ ]       ABSTAIN [ ]

6. RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000

   FOR [ ]           AGAINST [ ]       ABSTAIN [ ]


Check here for address change and note below. [cad 157][sp2f][cad 179]

NEW ADDRESS

______________________________

______________________________

______________________________


SIGNATURE(S) _________________________  DATE _____________________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

PROXY                                                                  PROXY

                             THE TITAN CORPORATION

                   ANNUAL MEETING OF STOCKHOLDERS, MAY 30, 2000

The undersigned (a) revokes all proxies and appoints and authorizes Dr.
Gene W. Ray and Mr. Eric M. DeMarco, or either of them, with power of substitution, as the Proxy Committee, to vote the stock of the undersigned at the 2000 Annual Meeting of the Stockholders of THE TITAN CORPORATION on
May 30, 2000, and any adjournment thereof, as specified on the reverse side of this card and in their discretion on all other matters incident to the conduct of the meeting and, if applicable, (b) directs, as indicated on the reverse, the voting of the shares allocated to The Titan Corporation 401(k), The Titan Corporation Employee Stock Ownership Plan, and The Titan Corporation Employee Stock Purchase Plan account(s) as well as the 401(k) and Employee Stock Ownership Plan account(s) of Horizons Technology, Inc. and the 401(k) account of Delfin Systems of the undersigned at the 2000 Annual Meeting and any adjournment thereof. Plan shares for which no directions are received and unallocated plan shares will be voted on each issue in proportion to those shares allocated to participant accounts of the same plan for which voting instructions on that issue have been received. Each trustee is authorized to vote in its judgment or to empower the Proxy Committee to vote in accordance with the Proxy Committee's judgment on other matters incident to the conduct of the meeting and any adjournment thereof. You have the option to vote by mail, the Internet or telephone. Your vote does not count until we receive it.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE TITAN CORPORATION. UNLESS A CONTRARY DIRECTION IS INDICATED, IT WILL BE VOTED FOR THE ELECTION OF ALL THE NOMINEES SET FORTH ON THE REVERSE AS DIRECTORS AND FOR RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN LLP AS THE COMPANY'S AUDITORS.

          (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)

                      ANNUAL MEETING OF STOCKHOLDERS OF

                            THE TITAN CORPORATION

                                MAY 30, 2000

PROXY VOTING INSTRUCTIONS

TO VOTE BY MAIL:

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

TO VOTE BY TELEPHONE (TOUCH[cad 220]TONE PHONE ONLY)

Please call toll-free 1-800-PROXIES and follow the instructions. Have your control number and the proxy card available when you call.

TO VOTE BY INTERNET:

Please access the web page at "www.voteproxy.com" and follow the on[cad 220]screen instructions. Have your control number available when you access the web page.

YOUR CONTROL NUMBER IS:

Please Detach and Mail in the Envelope Provided.

[X] Please mark your votes as in this example.

THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR EACH OF THE ITEMS LISTED BELOW.

UNLESS OTHERWISE SPECIFIED THIS PROXY WILL BE CAST FOR ITEMS 1 AND 5.

1. Election of Directors

   FOR [ ]           AGAINST [ ]

   FOR, except vote withheld from the following nominee(s).

   ----------------------------

   Gene W. Ray, Chairman
   Charles R. Allen
   Joseph F. Caligiuri
   Daniel J. Fink
   Robert M. Hanisee
   Robert E. La Blanc
   George A. Robinson
   James Roth
   Thomas G. Pownall

 2. RATIFICATION OF THE PROPOSED AMENDMENT TO OUR CERTIFICATE OF
INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK TITAN IS AUTHORIZED TO ISSUE FROM 100,000,000 TO 200,000,000;

   FOR [ ]           AGAINST [ ]       ABSTAIN [ ]

3. RATIFICATION OF THE PROPOSED AMENMDMENT OT OUR CERTIFICATE OF
INCORPORATION AND TO INCREASE THE NUMBER OF SHARES OF PREFERRED
STOCK THAT TITAN IS AUTHORIZED TO ISSUE FROM 2,500,000 TO 5,000,000;

   FOR [ ]           AGAINST [ ]       ABSTAIN [ ]

4. RATIFICATION OF TITAN'S 2000 EMPLOYEE AND DIRECTOR STOCK OPTION AND INCENTIVE PLAN;

   FOR [ ]           AGAINST [ ]       ABSTAIN [ ]

5. RATIFICATION OF TITAN'S 2000 EMPLOYEE STOCK PURCHASE PLAN; AND

   FOR [ ]           AGAINST [ ]       ABSTAIN [ ]

6. RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000

   FOR [ ]           AGAINST [ ]       ABSTAIN [ ]


Check here for address change and note below. [cad 157][sp2f][cad 179]

NEW ADDRESS

______________________________

______________________________

______________________________


SIGNATURE(S) _________________________  DATE _____________________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.